UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2007

Item 1. Reports to Stockholders

Fidelity®

Equity-Income

Fund

Annual Report

January 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We have seen consistently strong performance from stocks and bonds of late, and some relief in energy prices, but the housing market slowdown bears watching for how it might affect the consumer. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	17.55%	9.27%	9.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund on January 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund

The Dow Jones Industrial AverageSM gained nearly 1,800 points during the 12-month period ending January 31, 2007. The often-quoted stock market benchmark closed at a record high on October 3, 2006, and then closed at new highs 26 more times in a four-month span. Other equity indexes also eclipsed or neared their all-time bests, including the small- cap-oriented Russell 2000® Index, which closed above 800 for the first time in its history on the final day of the period. Most of the market's gains were accrued in the second half of the period after oil prices dropped sharply from the roughly $77 per barrel mark in July and when the Federal Reserve Board left the fed funds target rate unchanged at its final five meetings of the period. For the 12 months overall, the Dow advanced 18.93%, the Russell 2000 gained 10.44%, the Standard & Poor's 500SM Index returned 14.51% and the NASDAQ Composite® Index rose 7.61%.

For the 12 months ending January 31, 2007, the fund gained 17.55%, while the Russell 3000® Value Index returned 18.86%. During the period, most sectors in the market performed in line with the Russell index, so individual stock selection became even more important. In this environment, our large-cap orientation relative to the index helped - at least until the last month of the period, when small-caps began to come back - but not enough to offset weak stock picks in materials, energy and consumer staples, along with an overweighting in technology and an underweighting in financials. However, the fund trailed the Russell index only modestly, as its focus on high-quality companies and good picks in consumer discretionary, health care, telecommunication services and technology helped. Moderating commodity prices and rising costs hurt the outlook for energy services companies Schlumberger, Baker Hughes and Halliburton, which detracted from performance. Contributors included telecommunications company BellSouth, which benefited from the announcement earlier in the year that it would be acquired by AT&T; an agreement to do so was finalized with the Federal Trade Commission in December. Aerospace and defense company Lockheed Martin saw strong growth resulting from significantly higher defense spending, and its revenues and earnings results both came in better than expected.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2006 to January 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value August 1, 2006	Ending Account Value January 31, 2007	Expenses Paid During Period* August 1, 2006 to January 31, 2007
Actual	$ 1,000.00	$ 1,137.90	$ 3.66
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.78	$ 3.47

* Expenses are equal to the Fund's annualized expense ratio of .68%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.0	4.9
AT&T, Inc.	3.9	3.6
Bank of America Corp.	3.0	3.4
American International Group, Inc.	2.5	2.6
Citigroup, Inc.	2.5	2.5
JPMorgan Chase & Co.	2.3	2.4
Pfizer, Inc.	1.9	1.4
Wachovia Corp.	1.4	1.4
Chevron Corp.	1.4	1.2
General Electric Co.	1.3	1.4
	25.2
Top Five Market Sectors as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.5	27.9
Energy	12.6	13.3
Consumer Discretionary	11.7	11.7
Industrials	9.7	10.3
Information Technology	9.3	8.1
Asset Allocation (% of fund's net assets)
As of January 31, 2007*		As of July 31, 2006**
	Stocks 95.4%		Stocks 97.5%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 1.2%		Convertible Securities 1.2%
	Short-Term Investments and Net Other Assets 3.3%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	9.0%	** Foreign investments	10.3%

Annual Report

Investments January 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc.	1,419,552	$ 29,498
Gentex Corp.	1,498,924	26,216
The Goodyear Tire & Rubber Co. (a)(d)	1,931,600	47,691
		103,405
Automobiles - 1.0%
Hyundai Motor Co.	516,290	36,796
Monaco Coach Corp.	884,509	13,338
Peugeot Citroen SA	721,900	47,468
Renault SA	364,033	45,050
Toyota Motor Corp. sponsored ADR	1,048,700	138,198
Winnebago Industries, Inc.	881,737	29,573
		310,423
Diversified Consumer Services - 0.1%
Service Corp. International	4,229,000	45,039
Hotels, Restaurants & Leisure - 0.4%
Gaylord Entertainment Co. (a)	920,935	50,891
McDonald's Corp.	906,100	40,186
Wyndham Worldwide Corp. (a)	1,123,260	35,046
		126,123
Household Durables - 1.7%
Beazer Homes USA, Inc.	623,500	27,128
Black & Decker Corp.	312,300	27,258
KB Home	566,900	30,737
Lennar Corp. Class A	414,300	22,530
Newell Rubbermaid, Inc.	4,606,000	136,061
Sony Corp. sponsored ADR	1,138,400	52,742
The Stanley Works	937,141	53,661
Whirlpool Corp.	1,833,548	167,641
		517,758
Internet & Catalog Retail - 0.2%
Liberty Media Holding Corp. - Interactive Series A (a)	2,176,764	53,048
Leisure Equipment & Products - 0.3%
Brunswick Corp.	132,100	4,506
Eastman Kodak Co.	3,516,100	90,926
		95,432
Media - 4.5%
CBS Corp. Class B	1,646,759	51,329
Clear Channel Communications, Inc.	6,918,300	251,273
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Comcast Corp. Class A (a)	4,618,037	$ 204,671
Gannett Co., Inc.	827,900	48,134
Idearc, Inc. (a)	463,417	15,024
McGraw-Hill Companies, Inc.	101,700	6,822
News Corp. Class A	922,884	21,457
NTL, Inc.	1,979,250	53,935
R.H. Donnelley Corp.	374,600	24,941
The McClatchy Co. Class A	2,077,233	80,347
The New York Times Co. Class A (d)	2,846,055	65,715
The Reader's Digest Association, Inc. (non-vtg.)	3,608,507	60,948
The Walt Disney Co.	1,970,110	69,289
Time Warner, Inc.	13,915,890	304,341
Viacom, Inc. Class B (non-vtg.) (a)	3,214,859	130,748
		1,388,974
Multiline Retail - 1.0%
Dollar Tree Stores, Inc. (a)	1,977,800	62,222
Family Dollar Stores, Inc.	2,388,500	77,387
Federated Department Stores, Inc.	2,643,600	109,683
Sears Holdings Corp. (a)	207,400	36,637
Tuesday Morning Corp.	1,350,968	22,507
		308,436
Specialty Retail - 1.4%
AnnTaylor Stores Corp. (a)	721,959	24,908
Chico's FAS, Inc. (a)	2,966,200	61,934
Gap, Inc.	727,400	13,944
Home Depot, Inc.	5,607,900	228,466
RadioShack Corp.	5,296,500	117,053
		446,305
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	1,323,678	58,771
TOTAL CONSUMER DISCRETIONARY		3,453,714
CONSUMER STAPLES - 5.6%
Beverages - 0.7%
Anheuser-Busch Companies, Inc. (d)	2,848,000	145,163
SABMiller PLC	2,867,900	65,025
		210,188
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.5%
CVS Corp.	2,913,100	$ 98,026
Rite Aid Corp.	5,979,432	36,833
Wal-Mart Stores, Inc.	7,246,700	345,595
		480,454
Food Products - 0.5%
Hershey Co.	1,246,700	63,632
Kraft Foods, Inc. Class A (d)	381,900	13,336
PAN Fish ASA (a)	11,425,000	12,230
Tyson Foods, Inc. Class A	3,053,600	54,201
		143,399
Household Products - 1.2%
Colgate-Palmolive Co.	3,414,400	233,204
Kimberly-Clark Corp.	777,200	53,938
Procter & Gamble Co.	1,247,917	80,952
		368,094
Personal Products - 0.7%
Avon Products, Inc.	6,521,700	224,281
Tobacco - 1.0%
Altria Group, Inc.	3,531,695	308,635
TOTAL CONSUMER STAPLES		1,735,051
ENERGY - 12.6%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	3,582,200	247,279
Halliburton Co.	3,788,700	111,918
Nabors Industries Ltd. (a)	2,104,251	63,717
Noble Corp.	1,556,680	116,673
Schlumberger Ltd. (NY Shares)	4,836,363	307,061
		846,648
Oil, Gas & Consumable Fuels - 9.9%
Apache Corp.	1,416,910	103,392
BP PLC sponsored ADR	1,097,904	69,728
Chevron Corp.	5,866,182	427,527
ConocoPhillips	3,413,700	226,704
EOG Resources, Inc.	1,485,400	102,686
Exxon Mobil Corp.	20,945,774	1,552,075
Hess Corp.	1,819,900	98,256
Lukoil Oil Co. sponsored ADR	671,400	54,451
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	2,740,600	$ 127,054
Spectra Energy Corp.	1,106,050	28,890
Total SA sponsored ADR	2,606,402	177,366
Valero Energy Corp.	1,772,400	96,206
Williams Companies, Inc.	1,365,500	36,855
		3,101,190
TOTAL ENERGY		3,947,838
FINANCIALS - 27.4%
Capital Markets - 4.1%
Ameriprise Financial, Inc.	1,208,000	71,224
Bank of New York Co., Inc.	6,123,134	244,987
KKR Private Equity Investors, LP	1,641,400	38,573
KKR Private Equity Investors, LP Restricted Depositary Units (f)	1,714,600	40,293
Mellon Financial Corp.	3,177,200	135,794
Merrill Lynch & Co., Inc.	2,965,000	277,405
Morgan Stanley	4,352,460	360,340
Nomura Holdings, Inc.	2,261,500	46,112
State Street Corp.	1,109,897	78,858
		1,293,586
Commercial Banks - 4.7%
Barclays PLC Sponsored ADR (d)	1,662,600	98,077
HSBC Holdings PLC sponsored ADR	935,200	85,879
KeyCorp	1,768,000	67,485
Lloyds TSB Group PLC	5,140,501	58,730
Marshall & Ilsley Corp.	1,246,400	58,656
PNC Financial Services Group, Inc.	1,560,400	115,111
Royal Bank of Scotland Group PLC	1,452,309	58,353
U.S. Bancorp, Delaware	3,603,502	128,285
Wachovia Corp.	7,708,018	435,503
Wells Fargo & Co.	9,648,936	346,590
		1,452,669
Consumer Finance - 0.4%
American Express Co.	1,610,200	93,746
Capital One Financial Corp.	570,500	45,868
		139,614
Diversified Financial Services - 8.0%
Bank of America Corp.	17,841,145	938,087
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.	13,957,185	$ 769,460
FirstRand Ltd.	17,393,445	55,393
JPMorgan Chase & Co.	14,164,249	721,385
		2,484,325
Insurance - 7.5%
ACE Ltd.	5,167,446	298,575
AFLAC, Inc.	676,600	32,213
Allianz AG sponsored ADR	2,574,300	51,821
Allstate Corp.	2,621,100	157,685
American International Group, Inc.	11,396,857	780,115
Hartford Financial Services Group, Inc.	2,215,300	210,254
Marsh & McLennan Companies, Inc.	2,396,674	70,702
MetLife, Inc. unit	2,020,300	63,478
Montpelier Re Holdings Ltd.	3,376,178	58,847
PartnerRe Ltd.	1,428,826	97,160
Swiss Reinsurance Co. (Reg.)	780,344	64,874
The St. Paul Travelers Companies, Inc.	5,656,090	287,612
Willis Group Holdings Ltd.	2,278,600	93,104
XL Capital Ltd. Class A	1,010,680	69,737
		2,336,177
Real Estate Investment Trusts - 0.6%
Developers Diversified Realty Corp.	934,400	62,717
Equity Office Properties Trust	834,070	46,333
Equity Residential (SBI)	960,100	54,034
Health Care Property Investors, Inc.	717,300	29,589
		192,673
Thrifts & Mortgage Finance - 2.1%
Countrywide Financial Corp.	1,031,300	44,841
Fannie Mae	6,527,400	368,994
Freddie Mac	2,928,700	190,160
MGIC Investment Corp.	711,600	43,920
		647,915
TOTAL FINANCIALS		8,546,959
HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	4,002,697	198,774
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - 0.3%
Henry Schein, Inc. (a)	208,746	$ 10,598
Omnicare, Inc.	671,800	27,000
UnitedHealth Group, Inc.	1,075,466	56,204
		93,802
Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	5,361,500	154,358
Johnson & Johnson	4,621,400	308,710
Merck & Co., Inc.	5,244,700	234,700
Novartis AG sponsored ADR	810,000	46,729
Pfizer, Inc.	22,171,500	581,780
Schering-Plough Corp.	7,998,600	199,965
Wyeth	5,422,400	267,921
		1,794,163
TOTAL HEALTH CARE		2,086,739
INDUSTRIALS - 9.6%
Aerospace & Defense - 2.1%
General Dynamics Corp.	756,000	59,081
Honeywell International, Inc.	6,227,350	284,528
Lockheed Martin Corp.	1,278,500	124,257
Northrop Grumman Corp.	521,200	36,974
The Boeing Co.	291,700	26,125
United Technologies Corp.	2,056,660	139,894
		670,859
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	309,600	22,378
Building Products - 0.3%
Masco Corp.	2,781,747	88,988
Commercial Services & Supplies - 0.3%
Waste Management, Inc.	2,249,700	85,444
Electrical Equipment - 0.4%
Emerson Electric Co.	2,428,400	109,205
Industrial Conglomerates - 3.1%
3M Co.	1,735,470	128,945
General Electric Co.	11,522,650	415,392
Siemens AG sponsored ADR (d)	104,100	11,527
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	660,300	$ 61,520
Tyco International Ltd.	10,847,561	345,820
		963,204
Machinery - 2.4%
Briggs & Stratton Corp.	2,402,312	71,205
Caterpillar, Inc.	1,041,000	66,697
Deere & Co.	379,800	38,086
Dover Corp.	2,780,800	137,928
Eaton Corp.	599,400	46,963
Illinois Tool Works, Inc.	853,100	43,500
Ingersoll-Rand Co. Ltd. Class A	2,242,092	96,141
Navistar International Corp. (a)	1,615,600	71,474
SPX Corp.	2,705,085	189,870
		761,864
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	2,265,800	182,080
Hertz Global Holdings, Inc.	1,042,200	19,406
Laidlaw International, Inc.	649,300	19,291
Union Pacific Corp.	702,700	70,973
		291,750
TOTAL INDUSTRIALS		2,993,692
INFORMATION TECHNOLOGY - 9.3%
Communications Equipment - 1.2%
Alcatel-Lucent SA sponsored ADR	5,630,397	73,195
Cisco Systems, Inc. (a)	6,084,600	161,790
Harris Corp.	934,600	47,496
Lucent Technologies, Inc. warrants 12/10/07 (a)	17,513	3
Motorola, Inc.	4,232,370	84,013
Nortel Networks Corp. (a)	777,980	20,881
		387,378
Computers & Peripherals - 2.7%
EMC Corp. (a)	7,544,100	105,542
Hewlett-Packard Co.	7,096,561	307,139
Imation Corp.	826,000	35,939
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
International Business Machines Corp.	3,252,300	$ 322,466
Sun Microsystems, Inc. (a)	9,038,400	60,015
		831,101
Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc. (a)	2,247,100	71,907
Arrow Electronics, Inc. (a)	1,876,900	66,161
Avnet, Inc. (a)	3,827,300	118,838
Solectron Corp. (a)	13,619,800	44,264
Tektronix, Inc.	611,392	17,284
		318,454
Internet Software & Services - 0.1%
Google, Inc. Class A (sub. vtg.) (a)	31,200	15,641
IT Services - 0.3%
MoneyGram International, Inc.	2,184,309	65,507
The Western Union Co.	987,200	22,054
Unisys Corp. (a)	1,714,100	14,776
		102,337
Office Electronics - 0.5%
Xerox Corp. (a)	9,488,898	163,209
Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	3,509,000	114,920
Applied Materials, Inc.	6,259,900	110,988
Intel Corp.	12,186,360	255,426
Micron Technology, Inc. (a)	3,936,900	50,983
National Semiconductor Corp.	5,192,564	120,104
Samsung Electronics Co. Ltd.	63,370	38,971
Spansion, Inc. Class A (a)	834,100	10,702
Teradyne, Inc. (a)	2,862,600	42,653
Verigy Ltd.	746,225	13,678
		758,425
Software - 1.1%
Microsoft Corp.	7,806,500	240,909
Oracle Corp. (a)	1,750,300	30,035
Symantec Corp. (a)	3,608,900	63,914
		334,858
TOTAL INFORMATION TECHNOLOGY		2,911,403
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 3.5%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	1,512,900	$ 112,953
Arkema (a)	29,314	1,474
Arkema sponsored ADR (a)	582,570	29,129
Ashland, Inc.	477,100	33,182
Bayer AG sponsored ADR	650,800	38,514
Celanese Corp. Class A	1,635,400	42,929
Chemtura Corp.	5,398,664	62,193
Dow Chemical Co.	1,748,000	72,612
E.I. du Pont de Nemours & Co.	1,745,700	86,517
Georgia Gulf Corp. (e)	1,882,760	39,180
PolyOne Corp. (a)	2,729,700	20,009
Rohm & Haas Co.	404,344	21,050
Tronox, Inc. Class B	448,347	6,393
		566,135
Containers & Packaging - 0.3%
Smurfit-Stone Container Corp. (a)	6,838,121	73,852
Metals & Mining - 0.8%
Alcan, Inc.	1,482,700	75,597
Alcoa, Inc.	5,744,676	185,553
		261,150
Paper & Forest Products - 0.6%
International Paper Co.	2,674,000	90,114
Weyerhaeuser Co.	1,273,500	95,513
		185,627
TOTAL MATERIALS		1,086,764
TELECOMMUNICATION SERVICES - 6.5%
Diversified Telecommunication Services - 5.7%
AT&T, Inc.	32,537,250	1,224,377
Qwest Communications International, Inc. (a)	14,226,800	115,948
Telkom SA Ltd. sponsored ADR	829,700	72,806
Verizon Communications, Inc.	9,795,644	377,328
		1,790,459
Wireless Telecommunication Services - 0.8%
MTN Group Ltd.	1,288,400	15,467
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Sprint Nextel Corp.	8,409,700	$ 149,945
Vodafone Group PLC sponsored ADR	3,039,225	89,323
		254,735
TOTAL TELECOMMUNICATION SERVICES		2,045,194
UTILITIES - 3.1%
Electric Utilities - 0.9%
Duke Energy Corp.	2,212,100	43,556
Entergy Corp.	1,597,100	148,291
Exelon Corp.	1,667,900	100,057
		291,904
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	3,985,300	82,854
TXU Corp.	1,920,822	103,878
		186,732
Multi-Utilities - 1.6%
Dominion Resources, Inc.	2,359,400	195,736
Public Service Enterprise Group, Inc.	2,288,000	153,365
Wisconsin Energy Corp.	3,131,900	145,821
		494,922
TOTAL UTILITIES		973,558
TOTAL COMMON STOCKS (Cost $20,643,189)		29,780,912
Convertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Ford Motor Co. Capital Trust II 6.50%	976,600	36,212
General Motors Corp.:
Series B, 5.25%	863,700	18,915
Series C, 6.25%	577,800	13,740
		68,867
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	821,600	$ 18,794
TOTAL CONSUMER DISCRETIONARY		87,661
FINANCIALS - 0.1%
Insurance - 0.1%
Conseco, Inc. Series B, 5.50%	323,900	7,987
Travelers Property Casualty Corp. 4.50%	500,000	12,820
XL Capital Ltd. 6.50%	1,137,200	25,837
		46,644
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Schering-Plough Corp. 6.00%	429,200	25,349
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	157,200	5,716
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $179,613)		165,370
Corporate Bonds - 0.8%
	Principal Amount (000s)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 24,760	28,142
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	8,460	9,401
Media - 0.2%
Liberty Media Corp.3.5% 1/15/31 (f)	20,482	20,759
News America, Inc. liquid yield option note 0% 2/28/21 (f)	49,080	29,141
		49,900
TOTAL CONSUMER DISCRETIONARY		87,443
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INDUSTRIALS - 0.1%
Airlines - 0.1%
UAL Corp. 4.5% 6/30/21 (f)	$ 21,090	$ 30,416
Industrial Conglomerates - 0.0%
Tyco International Group SA yankee 3.125% 1/15/23	11,750	17,386
TOTAL INDUSTRIALS		47,802
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc.:
3.5% 6/15/12	15,130	20,221
5.25% 12/15/11 (f)	28,080	47,875
5.25% 12/15/11	9,750	16,623
		84,719
TOTAL CONVERTIBLE BONDS		219,964
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	27,585
TOTAL CORPORATE BONDS (Cost $207,335)		247,549
Money Market Funds - 3.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 5.35% (b)	1,042,969,609	$ 1,042,970
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	92,420,575	92,421
TOTAL MONEY MARKET FUNDS (Cost $1,135,391)		1,135,391
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $22,165,528)		31,329,222
NET OTHER ASSETS - (0.3)%		(106,703)
NET ASSETS - 100%		$ 31,222,519
Security Type Abbreviation
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $168,484,000 or 0.5% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 23,401
Fidelity Securities Lending Cash Central Fund	2,733
Total	$ 26,134
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Big Lots, Inc.	$ 76,149	$ -	$ 104,667	$ -	$ -
Georgia Gulf Corp.	58,050	5,082	-	573	39,180
SPX Corp.	170,978	-	48,771	3,144	-
Total	$ 305,177	$ 5,082	$ 153,438	$ 3,717	$ 39,180

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2007
Assets
Investment in securities, at value (including securities loaned of $90,413) - See accompanying schedule: Unaffiliated issuers (cost $20,969,708)	$ 30,154,651
Fidelity Central Funds (cost $1,135,391)	1,135,391
Other affiliated issuers (cost $60,429)	39,180
Total Investments (cost $22,165,528)		$ 31,329,222
Foreign currency held at value (cost $3,769)		3,769
Receivable for investments sold		70,916
Receivable for fund shares sold		31,861
Dividends receivable		37,155
Interest receivable		5,059
Prepaid expenses		118
Other receivables		700
Total assets		31,478,800

Liabilities
Payable for investments purchased	$ 107,101
Payable for fund shares redeemed	38,273
Accrued management fee	11,824
Other affiliated payables	5,451
Other payables and accrued expenses	1,211
Collateral on securities loaned, at value	92,421
Total liabilities		256,281

Net Assets		$ 31,222,519
Net Assets consist of:
Paid in capital		$ 21,411,346
Undistributed net investment income		36,873
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		610,679
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,163,621
Net Assets, for 526,225 shares outstanding		$ 31,222,519
Net Asset Value, offering price and redemption price per share ($31,222,519 ÷ 526,225 shares)		$ 59.33

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2007
Investment Income
Dividends (including $3,717 earned from other affiliated issuers)		$ 619,544
Interest		8,282
Income from Fidelity Central Funds		26,134
Total income		653,960

Expenses
Management fee	$ 127,954
Transfer agent fees	53,839
Accounting and security lending fees	1,918
Custodian fees and expenses	537
Independent trustees' compensation	98
Appreciation in deferred trustee compensation account	21
Registration fees	416
Audit	272
Legal	476
Interest	5
Miscellaneous	1,066
Total expenses before reductions	186,602
Expense reductions	(2,562)	184,040
Net investment income (loss)		469,920
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,908,815
Other affiliated issuers	39,778
Total net realized gain (loss)		1,948,593
Change in net unrealized appreciation (depreciation) on: Investment securities	2,156,029
Assets and liabilities in foreign currencies	(123)
Total change in net unrealized appreciation (depreciation)		2,155,906
Net gain (loss)		4,104,499
Net increase (decrease) in net assets resulting from operations		$ 4,574,419

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2007	Year ended January 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 469,920	$ 407,339
Net realized gain (loss)	1,948,593	1,282,183
Change in net unrealized appreciation (depreciation)	2,155,906	1,218,968
Net increase (decrease) in net assets resulting from operations	4,574,419	2,908,490
Distributions to shareholders from net investment income	(456,678)	(414,731)
Distributions to shareholders from net realized gain	(1,722,300)	(1,034,144)
Total distributions	(2,178,978)	(1,448,875)
Share transactions Proceeds from sales of shares	5,873,092	3,497,358
Reinvestment of distributions	2,127,167	1,414,736
Cost of shares redeemed	(5,215,678)	(6,059,215)
Net increase (decrease) in net assets resulting from share transactions	2,784,581	(1,147,121)
Total increase (decrease) in net assets	5,180,022	312,494

Net Assets
Beginning of period	26,042,497	25,730,003
End of period (including undistributed net investment income of $36,873 and undistributed net investment income of $23,857, respectively)	$ 31,222,519	$ 26,042,497
Other Information Shares
Sold	103,776	66,868
Issued in reinvestment of distributions	37,508	26,872
Redeemed	(92,804)	(115,420)
Net increase (decrease)	48,480	(21,680)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 54.51	$ 51.52	$ 50.27	$ 38.32	$ 48.15
Income from Investment Operations
Net investment income (loss) B	.96	.82	.79	.71	.68
Net realized and unrealized gain (loss)	8.30	5.14	2.93	12.88	(9.69)
Total from investment operations	9.26	5.96	3.72	13.59	(9.01)
Distributions from net investment income	(.94)	(.84)	(.81)	(.71)	(.68)
Distributions from net realized gain	(3.50)	(2.13)	(1.66)	(.93)	(.14)
Total distributions	(4.44)	(2.97)	(2.47)	(1.64)	(.82)
Net asset value, end of period	$ 59.33	$ 54.51	$ 51.52	$ 50.27	$ 38.32
Total Return A	17.55%	11.87%	7.51%	35.95%	(18.95)%
Ratios to Average Net Assets C, E
Expenses before reductions	.68%	.69%	.70%	.71%	.72%
Expenses net of fee waivers, if any	.68%	.69%	.70%	.71%	.72%
Expenses net of all reductions	.67%	.67%	.69%	.70%	.71%
Net investment income (loss)	1.71%	1.57%	1.56%	1.63%	1.57%
Supplemental Data
Net assets, end of period (in millions)	$ 31,223	$ 26,042	$ 25,730	$ 23,693	$ 17,239
Portfolio turnover rate D	24%	19%	19%	25%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2007

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,812,847
Unrealized depreciation	(658,542)
Net unrealized appreciation (depreciation)	9,154,305
Undistributed ordinary income	41,442
Undistributed long-term capital gain	482,146

Cost for federal income tax purposes	$ 22,174,917

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2007	January 31, 2006
Ordinary Income	$ 509,068	$ 492,802
Long-term Capital Gains	1,669,910	956,073
Total	$ 2,178,978	$ 1,448,875

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,745,774 and $6,623,853, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,233	5.39%	$ 4

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $72 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

6. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,733.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,536. The weighted average interest rate was 5.25%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $206 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $14 and $1,932, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 20, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Equity-Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Equity-Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Equity-Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Stephen Petersen (51)

Year of Election or Appointment: 1994
Vice President of Equity-Income. Mr. Petersen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen worked as a research analyst and portfolio manager. Mr. Petersen also serves as Senior Vice President of FMR (1999) and FMR Co., Inc (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Equity-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Equity-Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Equity-Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Equity-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Equity-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Equity-Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Equity-Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Equity-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Equity-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Equity-Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Equity-Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Equity-Income Fund voted to pay on March 5, 2007, to shareholders of record at the opening of business on March 2, 2007, a distribution of $.92 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 2007 $1,809,458,684, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 73%, 95%, 100%, 100% and 100% of the dividends distributed in the months of March 2006, April 2006, July 2006, October 2006 and December 2006 respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	18,269,227,209.76	96.169
Withheld	727,692,262.57	3.831
TOTAL	18,996,919,472.33	100.000
Albert R. Gamper, Jr.
Affirmative	18,262,920,311.07	96.136
Withheld	733,999,161.26	3.864
TOTAL	18,996,919,472.33	100.000
Robert M. Gates
Affirmative	18,229,868,134.95	95.962
Withheld	767,051,337.38	4.038
TOTAL	18,996,919,472.33	100.000
George H. Heilmeier
Affirmative	18,204,838,640.54	95.830
Withheld	792,080,831.79	4.170
TOTAL	18,996,919,472.33	100.000
Edward C. Johnson 3d
Affirmative	18,123,464,765.65	95.402
Withheld	873,454,706.68	4.598
TOTAL	18,996,919,472.33	100.000
Stephen P. Jonas
Affirmative	18,220,762,012.60	95.914
Withheld	776,157,459.73	4.086
TOTAL	18,996,919,472.33	100.000
James H. KeyesB
Affirmative	18,250,750,050.08	96.072
Withheld	746,169,422.25	3.928
TOTAL	18,996,919,472.33	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	18,243,039,621.32	96.032
Withheld	753,879,851.01	3.968
TOTAL	18,996,919,472.33	100.000
Ned C. Lautenbach
Affirmative	18,254,098,589.52	96.090
Withheld	742,820,882.81	3.910
TOTAL	18,996,919,472.33	100.000
William O. McCoy
Affirmative	18,213,650,529.82	95.877
Withheld	783,268,942.51	4.123
TOTAL	18,996,919,472.33	100.000
Robert L. Reynolds
Affirmative	18,223,974,506.07	95.931
Withheld	772,944,966.26	4.069
TOTAL	18,996,919,472.33	100.000
Cornelia M. Small
Affirmative	18,252,330,971.39	96.080
Withheld	744,588,500.94	3.920
TOTAL	18,996,919,472.33	100.000
William S. Stavropoulos
Affirmative	18,211,294,832.59	95.864
Withheld	785,624,639.74	4.136
TOTAL	18,996,919,472.33	100.000
Kenneth L. Wolfe
Affirmative	18,238,310,322.54	96.007
Withheld	758,609,149.79	3.993
TOTAL	18,996,919,472.33	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

EQU-UANN-0307
1.789253.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity® Large Cap Value

Fidelity Mid Cap Value

Fidelity Large Cap Growth

Fidelity Mid Cap Growth

Funds

Annual Report

January 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.

Fidelity Large Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Mid Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Large Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Mid Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Notes	<Click Here>	Notes to the Financial Statements
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To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

We have seen consistently strong performance from stocks and bonds of late, and some relief in energy prices, but the housing market slowdown bears watching for how it might affect the consumer. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2006 to January 31, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2006	Ending Account Value January 31, 2007	Expenses Paid During Period* August 1, 2006 to January 31, 2007
Fidelity Large Cap Value Fund
Actual	$ 1,000.00	$ 1,110.90	$ 4.74
HypotheticalA	$ 1,000.00	$ 1,020.72	$ 4.53
Fidelity Mid Cap Value Fund
Actual	$ 1,000.00	$ 1,123.20	$ 4.50
HypotheticalA	$ 1,000.00	$ 1,020.97	$ 4.28
Fidelity Large Cap Growth Fund
Actual	$ 1,000.00	$ 1,157.20	$ 5.44
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09
Fidelity Mid Cap Growth Fund
Actual	$ 1,000.00	$ 1,138.40	$ 5.39
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Fidelity Large Cap Value Fund	.89%
Fidelity Mid Cap Value Fund	.84%
Fidelity Large Cap Growth Fund	1.00%
Fidelity Mid Cap Growth Fund	1.00%

Annual Report

Fidelity Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2007	Past 1 year	Past 5 years	Life of fund A
Fidelity® Large Cap Value Fund	14.63%	10.41%	10.33%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Value Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Large Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Large Cap Value Fund

The Dow Jones Industrial AverageSM gained nearly 1,800 points during the 12-month period ending January 31, 2007. The often-quoted stock market benchmark closed at a record high on October 3, 2006, and then closed at new highs 26 more times in a four-month span. Other equity indexes also eclipsed or neared their all-time bests, including the small-cap-oriented Russell 2000® Index, which closed above 800 for the first time in its history on the final day of the period. Most of the market's gains were accrued in the second half of the period after oil prices dropped sharply from the roughly $77 per barrel mark in July and when the Federal Reserve Board left the fed funds target rate unchanged at its final five meetings of the period. For the 12 months overall, the Dow advanced 18.93%, the Russell 2000 gained 10.44%, the Standard & Poor's 500SM Index returned 14.51% and the NASDAQ Composite® Index rose 7.61%.

During the 12-month period, Large Cap Value gained 14.63%, lagging the Russell 1000® Value Index, which returned 19.18%. Inopportune security selection and unfavorable positioning within the consumer discretionary sector - particularly in housing-related and retailing stocks - took the biggest bites out of our relative performance. National homebuilder Ryland Group was among the fund's biggest detractors, and the fund liquidated its position there and in many other housing-related stocks. Poor stock picking within consumer staples and energy also detracted, as did some unproductive industry positioning within the financials sector. Refining company Sunoco was the single largest detractor, falling back on declining oil prices. Other notable laggards included health insurer Aetna and Career Education, which offers online postsecondary degree programs. On the upside, the fund was helped by favorable stock picking - especially in industrials, materials and utilities. Top contributors included steel maker Nucor and electric utility AES, as well as telecommunications firm Qwest Communications, which provided the biggest boost to relative performance. Some of the stocks mentioned in this report were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	6.0	6.0
AT&T, Inc.	4.7	0.8
Bank of America Corp.	2.7	3.1
Citigroup, Inc.	2.7	3.2
JPMorgan Chase & Co.	2.6	3.1
Chevron Corp.	2.2	1.7
Marathon Oil Corp.	1.9	0.0
Pfizer, Inc.	1.8	2.4
The St. Paul Travelers Companies, Inc.	1.8	0.0
Procter & Gamble Co.	1.8	0.3
	28.2
Top Five Market Sectors as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.0	34.8
Energy	13.8	15.0
Consumer Discretionary	8.5	8.1
Consumer Staples	7.1	7.4
Industrials	7.0	7.2
Asset Allocation (% of fund's net assets)
As of January 31, 2007*		As of July 31, 2006**
	Stocks 99.3%		Stocks 98.9%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	0.9%	**Foreign investments	0.5%

Annual Report

Fidelity Large Cap Value Fund

Investments January 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.5%
Hotels, Restaurants & Leisure - 1.7%
McDonald's Corp.	528,800	$ 23,452,280
Leisure Equipment & Products - 1.1%
Eastman Kodak Co.	552,100	14,277,306
Media - 3.3%
Comcast Corp. Class A (a)	307,800	13,641,696
The Walt Disney Co.	370,000	13,012,900
Time Warner, Inc.	852,000	18,633,240
		45,287,836
Multiline Retail - 1.3%
Federated Department Stores, Inc.	434,200	18,014,958
Specialty Retail - 1.1%
OfficeMax, Inc.	319,100	15,409,339
TOTAL CONSUMER DISCRETIONARY		116,441,719
CONSUMER STAPLES - 7.1%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	96,000	7,756,800
Food & Staples Retailing - 1.5%
Kroger Co.	414,500	10,611,200
Safeway, Inc.	283,500	10,214,505
		20,825,705
Food Products - 1.6%
Campbell Soup Co.	120,300	4,629,144
Corn Products International, Inc.	204,900	7,017,825
General Mills, Inc.	172,400	9,868,176
		21,515,145
Household Products - 1.8%
Procter & Gamble Co.	384,500	24,942,515
Tobacco - 1.6%
Altria Group, Inc.	173,700	15,179,643
UST, Inc.	127,900	7,346,576
		22,526,219
TOTAL CONSUMER STAPLES		97,566,384
ENERGY - 13.8%
Energy Equipment & Services - 0.5%
SEACOR Holdings, Inc. (a)	70,300	7,116,469
Oil, Gas & Consumable Fuels - 13.3%
Chevron Corp.	420,200	30,624,176
Exxon Mobil Corp.	1,115,600	82,665,961
Frontier Oil Corp.	323,500	9,190,635
Marathon Oil Corp.	284,500	25,701,730

	Shares	Value (Note 1)
Occidental Petroleum Corp.	222,200	$ 10,301,192
Tesoro Corp.	296,000	24,387,440
		182,871,134
TOTAL ENERGY		189,987,603
FINANCIALS - 35.0%
Capital Markets - 6.4%
Ameriprise Financial, Inc.	285,100	16,809,496
Bank of New York Co., Inc.	215,500	8,622,155
Goldman Sachs Group, Inc.	52,400	11,117,184
Lehman Brothers Holdings, Inc.	167,300	13,758,752
Merrill Lynch & Co., Inc.	172,500	16,139,100
Morgan Stanley	254,400	21,061,776
		87,508,463
Commercial Banks - 2.4%
U.S. Bancorp, Delaware	602,200	21,438,320
Wells Fargo & Co.	341,220	12,256,622
		33,694,942
Diversified Financial Services - 8.0%
Bank of America Corp.	713,300	37,505,314
Citigroup, Inc.	669,460	36,907,330
JPMorgan Chase & Co.	699,900	35,645,907
		110,058,551
Insurance - 15.9%
ACE Ltd.	219,900	12,705,822
Allstate Corp.	361,900	21,771,904
American Financial Group, Inc.	471,750	16,662,210
American International Group, Inc.	255,800	17,509,510
Assurant, Inc.	259,800	14,439,684
Cincinnati Financial Corp.	80,900	3,619,466
Genworth Financial, Inc. Class A (non-vtg.)	271,300	9,468,370
Hartford Financial Services Group, Inc.	200,100	18,991,491
MetLife, Inc.	140,460	8,725,375
Philadelphia Consolidated Holdings Corp. (a)	277,967	12,525,193
Prudential Financial, Inc.	105,000	9,358,650
Reinsurance Group of America, Inc.	110,900	6,448,835
SAFECO Corp.	312,200	19,983,922
The Chubb Corp.	402,500	20,946,100
The St. Paul Travelers Companies, Inc.	495,000	25,170,750
		218,327,282
Real Estate Investment Trusts - 2.0%
Archstone-Smith Trust	93,000	5,878,530
Developers Diversified Realty Corp.	114,300	7,671,816
Duke Realty LP	172,500	7,610,700
Vornado Realty Trust	48,200	5,897,270
		27,058,316
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
Fannie Mae	62,200	$ 3,516,166
TOTAL FINANCIALS		480,163,720
HEALTH CARE - 6.9%
Health Care Providers & Services - 2.5%
Aetna, Inc.	197,000	8,305,520
AmerisourceBergen Corp.	168,600	8,831,268
McKesson Corp.	146,400	8,161,800
Medco Health Solutions, Inc. (a)	94,800	5,613,108
Wellcare Health Plans, Inc. (a)	47,400	3,672,552
		34,584,248
Life Sciences Tools & Services - 1.2%
Thermo Fisher Scientific, Inc. (a)	333,100	15,938,835
Pharmaceuticals - 3.2%
Merck & Co., Inc.	430,700	19,273,825
Pfizer, Inc.	964,100	25,297,984
		44,571,809
TOTAL HEALTH CARE		95,094,892
INDUSTRIALS - 7.0%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	346,500	15,831,585
Raytheon Co.	265,900	13,800,210
		29,631,795
Industrial Conglomerates - 1.7%
General Electric Co.	645,200	23,259,460
Machinery - 3.1%
AGCO Corp. (a)	265,800	9,029,226
Cummins, Inc.	108,500	14,599,760
Manitowoc Co., Inc.	166,400	8,629,504
Terex Corp. (a)	181,400	10,319,846
		42,578,336
TOTAL INDUSTRIALS		95,469,591
INFORMATION TECHNOLOGY - 3.6%
Computers & Peripherals - 2.6%
Hewlett-Packard Co.	516,100	22,336,808
International Business Machines Corp.	127,100	12,601,965
		34,938,773

	Shares	Value (Note 1)
IT Services - 1.0%
Convergys Corp. (a)	533,900	$ 13,902,756
TOTAL INFORMATION TECHNOLOGY		48,841,529
MATERIALS - 4.2%
Chemicals - 2.2%
Albemarle Corp.	117,100	9,131,458
Ashland, Inc.	106,900	7,434,895
FMC Corp.	180,500	14,051,925
		30,618,278
Metals & Mining - 2.0%
Alcoa, Inc.	99,200	3,204,160
Nucor Corp.	236,800	15,283,072
United States Steel Corp.	110,800	9,250,692
		27,737,924
TOTAL MATERIALS		58,356,202
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 5.7%
AT&T, Inc.	1,718,062	64,650,673
CenturyTel, Inc.	294,700	13,214,348
		77,865,021
Wireless Telecommunication Services - 0.5%
Telephone & Data Systems, Inc.	69,100	3,866,145
U.S. Cellular Corp.	48,900	3,525,690
		7,391,835
TOTAL TELECOMMUNICATION SERVICES		85,256,856
UTILITIES - 5.8%
Electric Utilities - 3.4%
Edison International	207,700	9,342,346
Entergy Corp.	74,900	6,954,465
FirstEnergy Corp.	274,400	16,280,152
FPL Group, Inc.	254,600	14,423,090
		47,000,053
Independent Power Producers & Energy Traders - 1.2%
Constellation Energy Group, Inc.	126,500	9,177,575
TXU Corp.	122,100	6,603,168
		15,780,743
Multi-Utilities - 1.2%
OGE Energy Corp.	262,400	10,160,128
PG&E Corp. (d)	134,730	6,289,196
		16,449,324
TOTAL UTILITIES		79,230,120
TOTAL COMMON STOCKS (Cost $1,203,067,044)		1,346,408,616
Investment Companies - 1.2%
	Shares	Value (Note 1)
iShares Russell 1000 Value Index Fund (Cost $16,691,550)	200,900	$ 16,815,330
Money Market Funds - 0.4%

Fidelity Cash Central Fund, 5.35% (b)	2,582,275	2,582,275
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	3,373,650	3,373,650
TOTAL MONEY MARKET FUNDS (Cost $5,955,925)		5,955,925
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $1,225,714,519)	1,369,179,871
NET OTHER ASSETS - 0.3%	3,570,876
NET ASSETS - 100%	$ 1,372,750,747
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 624,493
Fidelity Securities Lending Cash Central Fund	11,179
Total	$ 635,672

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2007

Assets
Investment in securities, at value (including securities loaned of $3,332,952) - See accompanying schedule: Unaffiliated issuers (cost $1,219,758,594)	$ 1,363,223,946
Fidelity Central Funds (cost $5,955,925)	5,955,925
Total Investments (cost $1,225,714,519)		$ 1,369,179,871
Receivable for investments sold		14,904,198
Receivable for fund shares sold		26,350,265
Dividends receivable		1,152,089
Interest receivable		76,366
Prepaid expenses		3,581
Other receivables		1,967
Total assets		1,411,668,337

Liabilities
Payable for investments purchased	$ 32,884,490
Payable for fund shares redeemed	1,547,480
Accrued management fee	637,427
Other affiliated payables	269,760
Other payables and accrued expenses	204,783
Collateral on securities loaned, at value	3,373,650
Total liabilities		38,917,590

Net Assets		$ 1,372,750,747
Net Assets consist of:
Paid in capital		$ 1,201,061,724
Undistributed net investment income		274,346
Accumulated undistributed net realized gain (loss) on investments		27,949,325
Net unrealized appreciation (depreciation) on investments		143,465,352
Net Assets, for 90,387,335 shares outstanding		$ 1,372,750,747
Net Asset Value, offering price and redemption price per share ($1,372,750,747 ÷ 90,387,335 shares)		$ 15.19

Statement of Operations

	Year ended January 31, 2007

Investment Income
Dividends		$ 17,410,499
Interest		197
Income from Fidelity Central Funds		635,672
Total income		18,046,368

Expenses
Management fee Basic fee	$ 5,133,973
Performance adjustment	140,663
Transfer agent fees	2,154,057
Accounting and security lending fees	298,189
Custodian fees and expenses	25,964
Independent trustees' compensation	2,974
Registration fees	223,599
Audit	56,897
Legal	14,263
Interest	4,057
Miscellaneous	47,643
Total expenses before reductions	8,102,279
Expense reductions	(29,837)	8,072,442
Net investment income (loss)		9,973,926
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		34,353,479
Change in net unrealized appreciation (depreciation) on investment securities		98,674,962
Net gain (loss)		133,028,441
Net increase (decrease) in net assets resulting from operations		$ 143,002,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2007	Year ended January 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,973,926	$ 4,415,224
Net realized gain (loss)	34,353,479	18,847,726
Change in net unrealized appreciation (depreciation)	98,674,962	35,430,597
Net increase (decrease) in net assets resulting from operations	143,002,367	58,693,547
Distributions to shareholders from net investment income	(10,401,399)	(3,816,244)
Distributions to shareholders from net realized gain	(14,021,724)	(11,047,573)
Total distributions	(24,423,123)	(14,863,817)
Share transactions Proceeds from sales of shares	1,029,577,278	457,595,695
Reinvestment of distributions	23,955,243	14,615,134
Cost of shares redeemed	(368,491,524)	(123,960,783)
Net increase (decrease) in net assets resulting from share transactions	685,040,997	348,250,046
Redemption fees	21,396	25,496
Total increase (decrease) in net assets	803,641,637	392,105,272

Net Assets
Beginning of period	569,109,110	177,003,838
End of period (including undistributed net investment income of $274,346 and undistributed net investment income of $701,821, respectively)	$ 1,372,750,747	$ 569,109,110
Other Information Shares
Sold	72,550,724	35,555,165
Issued in reinvestment of distributions	1,672,345	1,114,320
Redeemed	(25,616,795)	(9,586,600)
Net increase (decrease)	48,606,274	27,082,885

Financial Highlights

Years ended January 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.62	$ 12.04	$ 10.64	$ 8.17	$ 10.17
Income from Investment Operations
Net investment income (loss) B	.16	.17	.09 E	.09	.08
Net realized and unrealized gain (loss)	1.80	1.87	1.47	2.47	(2.00)
Total from investment operations	1.96	2.04	1.56	2.56	(1.92)
Distributions from net investment income	(.13)	(.11)	(.05)	(.09)	(.08)
Distributions from net realized gain	(.26)	(.35)	(.11)	-	-
Total distributions	(.39)	(.46)	(.16)	(.09)	(.08)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 15.19	$ 13.62	$ 12.04	$ 10.64	$ 8.17
Total Return A	14.63%	17.09%	14.68%	31.44%	(18.92)%
Ratios to Average Net Assets C, F
Expenses before reductions	.89%	.89%	1.07%	1.45%	1.83%
Expenses net of fee waivers, if any	.89%	.89%	1.07%	1.20%	1.20%
Expenses net of all reductions	.89%	.84%	1.05%	1.18%	1.19%
Net investment income (loss)	1.10%	1.32%	.79% E	.99%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,372,751	$ 569,109	$ 177,004	$ 25,168	$ 15,582
Portfolio turnover rate D	164%	175%	170%	72%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2007	Past 1 year	Past 5 years	Life of fund A
Fidelity Mid Cap Value Fund	13.48%	13.55%	14.23%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Mid Cap Value Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Fidelity Mid Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Mid Cap Value Fund

The Dow Jones Industrial AverageSM gained nearly 1,800 points during the 12-month period ending January 31, 2007. The often-quoted stock market benchmark closed at a record high on October 3, 2006, and then closed at new highs 26 more times in a four-month span. Other equity indexes also eclipsed or neared their all-time bests, including the small-cap-oriented Russell 2000® Index, which closed above 800 for the first time in its history on the final day of the period. Most of the market's gains were accrued in the second half of the period after oil prices dropped sharply from the roughly $77 per barrel mark in July and when the Federal Reserve Board left the fed funds target rate unchanged at its final five meetings of the period. For the 12 months overall, the Dow advanced 18.93%, the Russell 2000 gained 10.44%, the Standard & Poor's 500SM Index returned 14.51% and the NASDAQ Composite® Index rose 7.61%.

During the 12-month period, Mid Cap Value gained 13.48%, lagging the Russell Midcap® Value Index, which returned 18.77%. Inopportune security selection and unfavorable positioning within the consumer discretionary sector - particularly in housing-related and retailing stocks - took the biggest bites out of our relative performance. National homebuilders Ryland Group and Toll Brothers were among the fund's biggest detractors, and the fund liquidated its positions there and in many other housing-related stocks. Poor stock picking within technology, consumer staples and energy also detracted, as did some unproductive industry positioning within the financials sector. Refining company Sunoco was the single largest detractor, falling back on declining oil prices. Other notable laggards included semiconductor firm Advanced Micro Devices and women's clothing retailer Ann Taylor Stores, neither of which was held at period end. On the upside, the fund was helped by favorable stock picking - especially in industrials, materials and utilities. The top three relative contributors were Texas Regional Bancshares, which was acquired at a nice premium during the period; real estate investment trust Taubman Centers, which invests in the commercial retail space; and department store chain JCPenney. Some of the stocks mentioned in this report were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Kroger Co.	2.0	1.8
Ameriprise Financial, Inc.	2.0	0.0
Tesoro Corp.	2.0	1.8
Entergy Corp.	1.9	0.0
Eastman Kodak Co.	1.8	0.0
SAFECO Corp.	1.8	0.6
AGCO Corp.	1.8	0.0
Sherwin-Williams Co.	1.7	0.0
Liberty Media Holding Corp. - Capital Series A	1.6	0.0
Nationwide Financial Services, Inc. Class A (sub. vtg.)	1.6	0.0
	18.2
Top Five Market Sectors as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.1	31.2
Utilities	14.9	14.7
Consumer Discretionary	12.8	12.2
Industrials	7.8	7.8
Consumer Staples	7.4	7.2
Asset Allocation (% of fund's net assets)
As of January 31, 2007*		As of July 31, 2006**
	Stocks 99.5%		Stocks 99.3%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	1.3%	**Foreign investments	1.2%

Annual Report

Fidelity Mid Cap Value Fund

Investments January 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 0.9%
Autoliv, Inc.	99,600	$ 6,009,864
Household Durables - 2.2%
Newell Rubbermaid, Inc.	133,500	3,943,590
Snap-On, Inc.	223,700	10,784,577
		14,728,167
Leisure Equipment & Products - 1.8%
Eastman Kodak Co.	479,700	12,405,042
Media - 1.6%
Liberty Media Holding Corp. - Capital Series A (a)	108,500	11,099,550
Multiline Retail - 2.4%
Dillard's, Inc. Class A	301,800	10,363,812
Dollar Tree Stores, Inc. (a)	195,600	6,153,576
		16,517,388
Specialty Retail - 3.9%
Aeropostale, Inc. (a)	104,800	3,766,512
OfficeMax, Inc.	222,400	10,739,696
Sherwin-Williams Co.	168,100	11,615,710
		26,121,918
TOTAL CONSUMER DISCRETIONARY		86,881,929
CONSUMER STAPLES - 7.4%
Beverages - 1.1%
Molson Coors Brewing Co. Class B	91,300	7,377,040
Food & Staples Retailing - 3.4%
Kroger Co.	539,200	13,803,519
Safeway, Inc.	263,000	9,475,890
		23,279,409
Food Products - 1.2%
Campbell Soup Co.	33,900	1,304,472
Corn Products International, Inc.	188,400	6,452,700
		7,757,172
Household Products - 1.0%
Energizer Holdings, Inc. (a)	75,600	6,443,388
Tobacco - 0.7%
UST, Inc.	87,700	5,037,488
TOTAL CONSUMER STAPLES		49,894,497
ENERGY - 5.0%
Energy Equipment & Services - 2.1%
SEACOR Holdings, Inc. (a)	72,100	7,298,683
Tidewater, Inc.	140,400	7,240,428
		14,539,111

	Shares	Value (Note 1)
Oil, Gas & Consumable Fuels - 2.9%
Frontier Oil Corp.	224,600	$ 6,380,886
Tesoro Corp.	162,000	13,347,180
		19,728,066
TOTAL ENERGY		34,267,177
FINANCIALS - 32.1%
Capital Markets - 2.9%
Ameriprise Financial, Inc.	228,700	13,484,152
Raymond James Financial, Inc.	194,200	6,198,864
		19,683,016
Commercial Banks - 2.7%
BOK Financial Corp.	66,400	3,530,488
Compass Bancshares, Inc.	98,300	5,986,470
KeyCorp	227,800	8,695,126
		18,212,084
Insurance - 15.3%
ACE Ltd.	156,900	9,065,682
AMBAC Financial Group, Inc.	69,870	6,155,547
American Financial Group, Inc.	299,700	10,585,404
Assurant, Inc.	180,700	10,043,306
Cincinnati Financial Corp.	92,600	4,142,924
Genworth Financial, Inc. Class A (non-vtg.)	171,500	5,985,350
MBIA, Inc.	67,400	4,841,342
Nationwide Financial Services, Inc. Class A (sub. vtg.)	199,400	10,897,210
Philadelphia Consolidated Holdings Corp. (a)	179,200	8,074,752
Reinsurance Group of America, Inc.	149,600	8,699,240
SAFECO Corp.	190,100	12,168,301
The Chubb Corp.	172,760	8,990,430
W.R. Berkley Corp.	117,050	3,873,185
		103,522,673
Real Estate Investment Trusts - 8.7%
Archstone-Smith Trust	128,200	8,103,522
AvalonBay Communities, Inc.	36,900	5,474,484
Developers Diversified Realty Corp.	149,200	10,014,304
Douglas Emmett, Inc.	141,800	3,879,648
Duke Realty LP	230,300	10,160,836
iStar Financial, Inc.	137,100	6,875,565
Taubman Centers, Inc.	133,900	7,802,353
Vornado Realty Trust	53,500	6,545,725
		58,856,437
Real Estate Management & Development - 0.8%
Jones Lang LaSalle, Inc.	53,900	5,632,550
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 1.7%
People's Bank	147,700	$ 6,645,023
Radian Group, Inc.	86,300	5,196,986
		11,842,009
TOTAL FINANCIALS		217,748,769
HEALTH CARE - 3.8%
Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	135,100	7,076,538
CIGNA Corp.	35,400	4,686,960
McKesson Corp.	65,000	3,623,750
Wellcare Health Plans, Inc. (a)	27,400	2,122,952
		17,510,200
Life Sciences Tools & Services - 1.0%
Thermo Fisher Scientific, Inc. (a)	146,900	7,029,165
Pharmaceuticals - 0.2%
King Pharmaceuticals, Inc. (a)(d)	84,300	1,505,598
TOTAL HEALTH CARE		26,044,963
INDUSTRIALS - 7.8%
Aerospace & Defense - 0.5%
Precision Castparts Corp.	41,700	3,706,713
Commercial Services & Supplies - 1.3%
Manpower, Inc.	95,100	6,935,643
Steelcase, Inc. Class A	92,300	1,808,157
		8,743,800
Machinery - 5.2%
AGCO Corp. (a)	350,900	11,920,073
Cummins, Inc.	46,600	6,270,496
Manitowoc Co., Inc.	142,600	7,395,236
Terex Corp. (a)	170,300	9,688,367
		35,274,172
Road & Rail - 0.8%
CSX Corp.	140,900	5,183,711
TOTAL INDUSTRIALS		52,908,396
INFORMATION TECHNOLOGY - 6.8%
Electronic Equipment & Instruments - 1.4%
Ingram Micro, Inc. Class A (a)	259,200	5,056,992
Vishay Intertechnology, Inc. (a)	321,500	4,224,510
		9,281,502
IT Services - 2.2%
Computer Sciences Corp. (a)	59,100	3,100,386
Convergys Corp. (a)	308,800	8,041,152
Electronic Data Systems Corp.	141,300	3,717,603
		14,859,141
Office Electronics - 0.9%
Xerox Corp. (a)	335,600	5,772,320

	Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment - 1.8%
Atmel Corp. (a)	1,444,400	$ 8,637,512
LSI Logic Corp. (a)	389,500	3,661,300
		12,298,812
Software - 0.5%
Cadence Design Systems, Inc. (a)	194,500	3,676,050
TOTAL INFORMATION TECHNOLOGY		45,887,825
MATERIALS - 7.1%
Chemicals - 4.0%
Albemarle Corp.	56,800	4,429,264
Ashland, Inc.	89,400	6,217,770
FMC Corp.	92,100	7,169,985
Lubrizol Corp.	69,600	3,585,792
Rohm & Haas Co.	46,900	2,441,614
Westlake Chemical Corp.	98,400	3,264,912
		27,109,337
Metals & Mining - 3.1%
Carpenter Technology Corp.	35,900	4,203,890
Steel Dynamics, Inc.	163,200	6,399,072
United States Steel Corp.	128,900	10,761,861
		21,364,823
TOTAL MATERIALS		48,474,160
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.8%
CenturyTel, Inc.	115,500	5,179,020
Wireless Telecommunication Services - 1.0%
Telephone & Data Systems, Inc.	66,600	3,726,270
U.S. Cellular Corp.	42,400	3,057,040
		6,783,310
TOTAL TELECOMMUNICATION SERVICES		11,962,330
UTILITIES - 14.9%
Electric Utilities - 6.5%
American Electric Power Co., Inc.	137,900	6,002,787
Edison International	175,700	7,902,986
Entergy Corp.	137,700	12,785,445
Pepco Holdings, Inc.	298,600	7,638,188
PPL Corp.	129,700	4,617,320
Reliant Energy, Inc. (a)	326,500	4,858,320
		43,805,046
Gas Utilities - 0.6%
UGI Corp.	150,600	4,127,946
Independent Power Producers & Energy Traders - 2.6%
Constellation Energy Group, Inc.	141,400	10,258,570
Dynegy, Inc. Class A (a)	603,400	4,253,970
TXU Corp.	60,500	3,271,840
		17,784,380
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities - 5.2%
CenterPoint Energy, Inc.	198,900	$ 3,433,014
DTE Energy Co.	66,300	3,074,331
OGE Energy Corp.	190,100	7,360,672
PG&E Corp. (d)	119,700	5,587,596
Wisconsin Energy Corp.	204,100	9,502,896
Xcel Energy, Inc.	279,200	6,513,736
		35,472,245
TOTAL UTILITIES		101,189,617
TOTAL COMMON STOCKS (Cost $600,443,978)		675,259,663
Money Market Funds - 2.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	8,665,482	$ 8,665,482
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	6,531,675	6,531,675
TOTAL MONEY MARKET FUNDS (Cost $15,197,157)		15,197,157
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $615,641,135)	690,456,820
NET OTHER ASSETS - (1.7)%	(11,662,458)
NET ASSETS - 100%	$ 678,794,362
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 286,417
Fidelity Securities Lending Cash Central Fund	18,393
Total	$ 304,810

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2007

Assets
Investment in securities, at value (including securities loaned of $6,443,454) - See accompanying schedule: Unaffiliated issuers (cost $600,443,978)	$ 675,259,663
Fidelity Central Funds (cost $15,197,157)	15,197,157
Total Investments (cost $615,641,135)		$ 690,456,820
Receivable for investments sold		32,399,000
Receivable for fund shares sold		3,676,493
Dividends receivable		112,593
Interest receivable		29,985
Prepaid expenses		2,010
Other receivables		3,291
Total assets		726,680,192

Liabilities
Payable for investments purchased	$ 40,050,936
Payable for fund shares redeemed	756,723
Accrued management fee	269,367
Other affiliated payables	145,450
Other payables and accrued expenses	131,679
Collateral on securities loaned, at value	6,531,675
Total liabilities		47,885,830

Net Assets		$ 678,794,362
Net Assets consist of:
Paid in capital		$ 587,893,156
Undistributed net investment income		375,291
Accumulated undistributed net realized gain (loss) on investments		15,710,230
Net unrealized appreciation (depreciation) on investments		74,815,685
Net Assets, for 39,519,507 shares outstanding		$ 678,794,362
Net Asset Value, offering price and redemption price per share ($678,794,362 ÷ 39,519,507 shares)		$ 17.18

Statement of Operations

	Year ended January 31, 2007

Investment Income
Dividends		$ 6,432,385
Interest		330
Income from Fidelity Central Funds		304,810
Total income		6,737,525

Expenses
Management fee Basic fee	$ 2,737,796
Performance adjustment	(333,009)
Transfer agent fees	1,251,172
Accounting and security lending fees	180,446
Custodian fees and expenses	20,075
Independent trustees' compensation	1,631
Registration fees	115,265
Audit	57,410
Legal	8,010
Miscellaneous	33,236
Total expenses before reductions	4,072,032
Expense reductions	(23,192)	4,048,840
Net investment income (loss)		2,688,685
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		24,851,516
Change in net unrealized appreciation (depreciation) on investment securities		43,131,851
Net gain (loss)		67,983,367
Net increase (decrease) in net assets resulting from operations		$ 70,672,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2007	Year ended January 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,688,685	$ 2,439,332
Net realized gain (loss)	24,851,516	24,114,311
Change in net unrealized appreciation (depreciation)	43,131,851	16,442,497
Net increase (decrease) in net assets resulting from operations	70,672,052	42,996,140
Distributions to shareholders from net investment income	(2,949,768)	(1,664,792)
Distributions to shareholders from net realized gain	(13,997,322)	(19,625,292)
Total distributions	(16,947,090)	(21,290,084)
Share transactions Proceeds from sales of shares	415,931,492	278,341,109
Reinvestment of distributions	16,337,499	20,604,738
Cost of shares redeemed	(173,050,014)	(108,099,451)
Net increase (decrease) in net assets resulting from share transactions	259,218,977	190,846,396
Redemption fees	33,264	33,888
Total increase (decrease) in net assets	312,977,203	212,586,340

Net Assets
Beginning of period	365,817,159	153,230,819
End of period (including undistributed net investment income of $375,291 and undistributed net investment income of $956,589, respectively)	$ 678,794,362	$ 365,817,159
Other Information Shares
Sold	26,022,900	18,454,590
Issued in reinvestment of distributions	1,003,867	1,373,635
Redeemed	(10,884,934)	(7,290,551)
Net increase (decrease)	16,141,833	12,537,674

Financial Highlights

Years ended January 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.65	$ 14.14	$ 12.32	$ 8.85	$ 10.59
Income from Investment Operations
Net investment income (loss) B	.09	.16 E	.08	.06	.08
Net realized and unrealized gain (loss)	1.98	2.59	2.10	3.45	(1.74)
Total from investment operations	2.07	2.75	2.18	3.51	(1.66)
Distributions from net investment income	(.09)	(.10)	(.04)	(.04)	(.08)
Distributions from net realized gain	(.45)	(1.15)	(.32)	-	-
Total distributions	(.54)	(1.24) H	(.36)	(.04)	(.08)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 17.18	$ 15.65	$ 14.14	$ 12.32	$ 8.85
Total Return A	13.48%	19.97%	17.75%	39.69%	(15.71)%
Ratios to Average Net Assets C, F
Expenses before reductions	.84%	.86%	.91%	1.07%	1.28%
Expenses net of fee waivers, if any	.84%	.86%	.91%	1.07%	1.20%
Expenses net of all reductions	.84%	.81%	.90%	1.05%	1.18%
Net investment income (loss)	.56%	1.08% E	.59%	.55%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 678,794	$ 365,817	$ 153,231	$ 95,797	$ 36,419
Portfolio turnover rate D	187%	207%	196%	97%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

H Total distributions of $1.24 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $1.145 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2007	Past 1 year	Past 5 years	Life of fund A
Fidelity Large Cap Growth Fund	3.20%	4.84%	4.30%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Growth Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Fidelity Large Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Bahaa Fam, Portfolio Manager of Fidelity® Large Cap Growth Fund

The Dow Jones Industrial AverageSM gained nearly 1,800 points during the 12-month period ending January 31, 2007. The often-quoted stock market benchmark closed at a record high on October 3, 2006, and then closed at new highs 26 more times in a four-month span. Other equity indexes also eclipsed or neared their all-time bests, including the small-cap-oriented Russell 2000® Index, which closed above 800 for the first time in its history on the final day of the period. Most of the market's gains were accrued in the second half of the period after oil prices dropped sharply from the roughly $77 per barrel mark in July and when the Federal Reserve Board left the fed funds target rate unchanged at its final five meetings of the period. For the 12 months overall, the Dow advanced 18.93%, the Russell 2000 gained 10.44%, the Standard & Poor's 500SM Index returned 14.51% and the NASDAQ Composite® Index rose 7.61%.

Large Cap Growth Fund's results were disappointing for the period overall, although it produced much-improved performance and outpaced its benchmark index during the last six months of the period. For the full 12 months, the fund's 3.20% return lagged the 9.95% gain for the Russell 1000® Growth Index. The biggest drag on relative performance came from inopportune security selection and unfavorable positioning in some pockets of the consumer discretionary sector, with housing-oriented consumer durables and retailing stocks doing the most damage. Although I trimmed the fund's housing-related stakes significantly during the period, the overall weakness in that area of the U.S. economy still put a sizable dent in the fund's relative performance. Some poor picks in retailing also tempered results, as did unproductive stock selection in the health care sector. Among the biggest detractors were national homebuilders KB Home, Ryland Group and D.R. Horton, as well as building supplies retailer Building Materials Holding. Offsetting some of this damage was favorable stock picking in the consumer staples, materials and telecommunication services sectors. Top contributors included alternative beverages maker Hansen Natural, specialty metals producer Allegheny Technologies and construction equipment manufacturer Manitowoc. Some of the stocks mentioned in this report were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Growth Fund

Investment Changes

Top Ten Stocks as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	4.4	0.4
Apple, Inc.	3.6	4.2
Allegheny Technologies, Inc.	3.6	2.6
Cisco Systems, Inc.	2.9	0.0
Joy Global, Inc.	3.0	2.7
Western Digital Corp.	2.8	2.7
Hewlett-Packard Co.	2.7	2.9
Merrill Lynch & Co., Inc.	2.7	0.0
Manitowoc Co., Inc.	2.7	2.9
JCPenney Co., Inc.	2.6	0.0
	31.0
Top Five Market Sectors as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.4	26.0
Health Care	19.1	16.9
Consumer Discretionary	14.2	12.4
Industrials	13.6	14.1
Financials	8.5	8.5
Asset Allocation (% of fund's net assets)
As of January 31, 2007*		As of July 31, 2006**
	Stocks 99.1%		Stocks 98.5%
	Short-Term Investments and Net Other Assets 0.9%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	3.4%	**Foreign investments	4.7%

Annual Report

Fidelity Large Cap Growth Fund

Investments January 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.2%
Automobiles - 0.9%
Thor Industries, Inc.	38,000	$ 1,605,880
Distributors - 0.4%
Building Materials Holding Corp.	32,700	779,241
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	16,600	736,210
Household Durables - 4.4%
D.R. Horton, Inc.	96,100	2,792,666
KB Home	39,900	2,163,378
Lennar Corp. Class A	11,900	647,122
Ryland Group, Inc.	42,700	2,398,886
		8,002,052
Multiline Retail - 2.8%
JCPenney Co., Inc.	58,300	4,736,292
Kohl's Corp. (a)	6,500	460,915
		5,197,207
Specialty Retail - 2.7%
AnnTaylor Stores Corp. (a)	32,000	1,104,000
Best Buy Co., Inc.	18,300	922,320
Circuit City Stores, Inc.	17,500	357,175
The Men's Wearhouse, Inc.	29,400	1,262,436
TJX Companies, Inc.	45,600	1,348,392
		4,994,323
Textiles, Apparel & Luxury Goods - 2.6%
NIKE, Inc. Class B	41,600	4,110,496
Wolverine World Wide, Inc.	18,300	563,091
		4,673,587
TOTAL CONSUMER DISCRETIONARY		25,988,500
CONSUMER STAPLES - 7.3%
Beverages - 1.1%
Hansen Natural Corp. (a)	49,929	1,901,796
Food & Staples Retailing - 3.0%
CVS Corp. (d)	96,500	3,247,225
Kroger Co.	39,000	998,400
Wal-Mart Stores, Inc.	25,300	1,206,557
		5,452,182
Food Products - 0.9%
Archer-Daniels-Midland Co.	26,400	844,800
Corn Products International, Inc.	25,200	863,100
		1,707,900

	Shares	Value (Note 1)
Tobacco - 2.3%
Altria Group, Inc.	42,700	$ 3,731,553
Loews Corp. - Carolina Group	7,900	541,466
		4,273,019
TOTAL CONSUMER STAPLES		13,334,897
ENERGY - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
Exxon Mobil Corp.	15,500	1,148,550
Pioneer Natural Resources Co.	7,000	287,000
Sunoco, Inc.	24,000	1,515,120
Tesoro Corp.	34,600	2,850,694
		5,801,364
FINANCIALS - 8.5%
Capital Markets - 5.9%
Goldman Sachs Group, Inc.	14,000	2,970,240
Knight Capital Group, Inc. Class A (a)	79,200	1,431,144
Merrill Lynch & Co., Inc.	53,400	4,996,104
Morgan Stanley	17,800	1,473,662
		10,871,150
Diversified Financial Services - 1.0%
Chicago Mercantile Exchange Holdings, Inc. Class A	3,200	1,802,560
Insurance - 1.6%
ACE Ltd.	33,000	1,906,740
The Chubb Corp.	20,400	1,061,616
		2,968,356
TOTAL FINANCIALS		15,642,066
HEALTH CARE - 19.1%
Biotechnology - 9.6%
Amgen, Inc. (a)	47,200	3,321,464
Amylin Pharmaceuticals, Inc. (a)(d)	70,586	2,737,325
Biogen Idec, Inc. (a)	82,000	3,963,880
Celgene Corp. (a)	31,900	1,712,392
Genentech, Inc. (a)	36,700	3,206,479
Gilead Sciences, Inc. (a)	40,400	2,598,528
		17,540,068
Health Care Providers & Services - 4.0%
Sierra Health Services, Inc. (a)	88,500	3,557,700
UnitedHealth Group, Inc.	73,700	3,851,562
		7,409,262
Life Sciences Tools & Services - 2.8%
Pharmaceutical Product Development, Inc.	85,000	2,932,500
Thermo Fisher Scientific, Inc. (a)	46,000	2,201,100
		5,133,600
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 2.7%
Endo Pharmaceuticals Holdings, Inc. (a)	35,104	$ 1,078,395
Johnson & Johnson	21,000	1,402,800
Merck & Co., Inc.	39,200	1,754,200
Sepracor, Inc. (a)	14,000	798,840
		5,034,235
TOTAL HEALTH CARE		35,117,165
INDUSTRIALS - 13.6%
Airlines - 2.0%
AMR Corp.	44,100	1,633,905
US Airways Group, Inc. (a)	36,400	2,037,672
		3,671,577
Commercial Services & Supplies - 0.2%
Cenveo, Inc. (a)	16,653	389,347
Electrical Equipment - 1.6%
Energy Conversion Devices, Inc. (a)(d)	83,700	2,883,465
Industrial Conglomerates - 0.3%
General Electric Co.	18,690	673,775
Machinery - 8.5%
Bucyrus International, Inc. Class A	12,665	587,783
Joy Global, Inc. (d)	115,661	5,374,767
Manitowoc Co., Inc.	96,200	4,988,932
Terex Corp. (a)	81,295	4,624,873
		15,576,355
Road & Rail - 1.0%
CSX Corp.	48,900	1,799,031
TOTAL INDUSTRIALS		24,993,550
INFORMATION TECHNOLOGY - 27.4%
Communications Equipment - 2.9%
Cisco Systems, Inc. (a)	202,800	5,392,452
Computers & Peripherals - 10.7%
Apple, Inc. (a)	76,900	6,592,637
Hewlett-Packard Co.	116,500	5,042,120
Seagate Technology	106,700	2,890,503
Western Digital Corp. (a)	263,500	5,164,600
		19,689,860
Electronic Equipment & Instruments - 0.0%
Sunpower Corp. Class A (a)	700	31,010
Internet Software & Services - 4.4%
Google, Inc. Class A (sub. vtg.) (a)	15,900	7,970,668
IT Services - 0.5%
Cognizant Technology Solutions Corp. Class A (a)	11,600	989,364

	Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment - 6.7%
Cymer, Inc. (a)	105,400	$ 4,451,042
Integrated Device Technology, Inc. (a)	7,300	110,449
Intersil Corp. Class A	22,500	530,100
Lam Research Corp. (a)	64,000	2,931,840
LSI Logic Corp. (a)	232,700	2,187,380
Marvell Technology Group Ltd. (a)	79,000	1,444,910
MEMC Electronic Materials, Inc. (a)	12,200	639,280
		12,295,001
Software - 2.2%
BMC Software, Inc. (a)	27,100	931,969
Microsoft Corp.	75,300	2,323,758
Oracle Corp. (a)	41,400	710,424
		3,966,151
TOTAL INFORMATION TECHNOLOGY		50,334,506
MATERIALS - 4.2%
Metals & Mining - 4.2%
Allegheny Technologies, Inc.	63,700	6,592,313
Titanium Metals Corp. (a)	38,975	1,201,989
		7,794,302
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	41,600	1,565,408
UTILITIES - 0.7%
Independent Power Producers & Energy Traders - 0.7%
AES Corp. (a)	18,800	390,852
Constellation Energy Group, Inc.	13,200	957,660
		1,348,512
TOTAL COMMON STOCKS (Cost $164,931,898)		181,920,270
Money Market Funds - 6.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.35% (b)	2,470,487	$ 2,470,487
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	9,907,261	9,907,261
TOTAL MONEY MARKET FUNDS (Cost $12,377,748)		12,377,748
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $177,309,646)	194,298,018
NET OTHER ASSETS - (5.9)%	(10,782,534)
NET ASSETS - 100%	$ 183,515,484
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 148,646
Fidelity Securities Lending Cash Central Fund	21,100
Total	$ 169,746

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2007

Assets
Investment in securities, at value (including securities loaned of $9,746,736) - See accompanying schedule: Unaffiliated issuers (cost $164,931,898)	$ 181,920,270
Fidelity Central Funds (cost $12,377,748)	12,377,748
Total Investments (cost $177,309,646)		$ 194,298,018
Receivable for investments sold		5,589,017
Receivable for fund shares sold		408,088
Dividends receivable		64,902
Interest receivable		21,816
Prepaid expenses		744
Receivable from investment adviser for expense reductions		8,968
Other receivables		1,062
Total assets		200,392,615

Liabilities
Payable for investments purchased	$ 6,243,642
Payable for fund shares redeemed	499,320
Accrued management fee	99,772
Other affiliated payables	46,510
Other payables and accrued expenses	80,626
Collateral on securities loaned, at value	9,907,261
Total liabilities		16,877,131

Net Assets		$ 183,515,484
Net Assets consist of:
Paid in capital		$ 163,707,681
Accumulated undistributed net realized gain (loss) on investments		2,819,431
Net unrealized appreciation (depreciation) on investments		16,988,372
Net Assets, for 15,391,065 shares outstanding		$ 183,515,484
Net Asset Value, offering price and redemption price per share ($183,515,484 ÷ 15,391,065 shares)		$ 11.92

Statement of Operations

	Year ended January 31, 2007

Investment Income
Dividends		$ 1,491,671
Interest		322
Income from Fidelity Central Funds		169,746
Total income		1,661,739

Expenses
Management fee Basic fee	$ 932,242
Performance adjustment	149,129
Transfer agent fees	530,802
Accounting and security lending fees	63,318
Custodian fees and expenses	17,283
Independent trustees' compensation	588
Registration fees	45,323
Audit	53,985
Legal	3,439
Interest	4,439
Miscellaneous	16,932
Total expenses before reductions	1,817,480
Expense reductions	(182,064)	1,635,416
Net investment income (loss)		26,323
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,571,573
Change in net unrealized appreciation (depreciation) on investment securities		(297,654)
Net gain (loss)		4,273,919
Net increase (decrease) in net assets resulting from operations		$ 4,300,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2007	Year ended January 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,323	$ 141,408
Net realized gain (loss)	4,571,573	5,358,691
Change in net unrealized appreciation (depreciation)	(297,654)	12,042,840
Net increase (decrease) in net assets resulting from operations	4,300,242	17,542,939
Distributions to shareholders from net investment income	(137,207)	-
Distributions to shareholders from net realized gain	(3,644,497)	(2,688,652)
Total distributions	(3,781,704)	(2,688,652)
Share transactions Proceeds from sales of shares	124,315,764	147,129,255
Reinvestment of distributions	3,701,456	2,613,416
Cost of shares redeemed	(102,538,999)	(56,552,222)
Net increase (decrease) in net assets resulting from share transactions	25,478,221	93,190,449
Redemption fees	5,257	15,640
Total increase (decrease) in net assets	26,002,016	108,060,376

Net Assets
Beginning of period	157,513,468	49,453,092
End of period (including undistributed net investment income of $0 and $141,406, respectively)	$ 183,515,484	$ 157,513,468
Other Information Shares
Sold	10,973,541	13,225,898
Issued in reinvestment of distributions	318,299	227,848
Redeemed	(9,222,108)	(4,995,974)
Net increase (decrease)	2,069,732	8,457,772

Financial Highlights

Years ended January 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 10.17	$ 9.21	$ 6.93	$ 9.83
Income from Investment Operations
Net investment income (loss) B	- H	.02 E	(.01) F	(.01)	(.01)
Net realized and unrealized gain (loss)	.37	1.87	.97	2.29	(2.89)
Total from investment operations	.37	1.89	.96	2.28	(2.90)
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(.26)	(.24)	-	-	-
Total distributions	(.27)	(.24)	-	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 11.92	$ 11.82	$ 10.17	$ 9.21	$ 6.93
Total Return A	3.20%	18.66%	10.42%	32.90%	(29.50)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.10%	1.12%	1.30%	1.53%	1.43%
Expenses net of fee waivers, if any	1.00%	1.00%	1.20%	1.20%	1.20%
Expenses net of all reductions	.99%	.94%	1.13%	1.18%	1.18%
Net investment income (loss)	.02%	.15% E	(.07)% F	(.15)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 183,515	$ 157,513	$ 49,453	$ 23,079	$ 18,902
Portfolio turnover rate D	189%	268%	274%	81%	245%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2007	Past 1 year	Past 5 years	Life of fund A
Fidelity Mid Cap Growth Fund	0.80%	8.11%	8.17%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Mid Cap Growth Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Fidelity Mid Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Bahaa Fam, Portfolio Manager of Fidelity® Mid Cap Growth Fund

The Dow Jones Industrial AverageSM gained nearly 1,800 points during the 12-month period ending January 31, 2007. The often-quoted stock market benchmark closed at a record high on October 3, 2006, and then closed at new highs 26 more times in a four-month span. Other equity indexes also eclipsed or neared their all-time bests, including the small-cap-oriented Russell 2000® Index, which closed above 800 for the first time in its history on the final day of the period. Most of the market's gains were accrued in the second half of the period after oil prices dropped sharply from the roughly $77 per barrel mark in July and when the Federal Reserve Board left the fed funds target rate unchanged at its final five meetings of the period. For the 12 months overall, the Dow advanced 18.93%, the Russell 2000 gained 10.44%, the Standard & Poor's 500SM Index returned 14.51% and the NASDAQ Composite® Index rose 7.61%.

Mid Cap Growth Fund had disappointing results for the period overall, but its performance improved markedly during the last six months of the period. For the full 12 months, the fund had a total return of 0.80%, lagging its benchmark, the Russell Midcap® Growth Index, which gained 8.20%. The biggest drag on relative performance came from inopportune security selection and unfavorable positioning in some pockets of the consumer discretionary sector, with retailing and housing-oriented consumer durables stocks doing the most damage. Although I trimmed the fund's housing-related stakes significantly during the period, the overall weakness in that area of the U.S. economy still put a sizable dent in the fund's relative performance. Some poor picks in retailing also tempered results, as did unproductive stock selection in the health care sector and unfavorable industry positioning in technology. Among the biggest detractors were national homebuilders KB Home and Ryland Group, as well as building supplies and services retailer Building Materials Holding, oil refiner Sunoco and consumer electronics firm Circuit City. Offsetting some of this damage was favorable stock picking in the energy and materials sectors. Top contributors included specialty metals producer Allegheny Technologies, heavy construction equipment manufacturer Manitowoc and semiconductor wafermaker MEMC Electronic Materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Growth Fund

Investment Changes

Top Ten Stocks as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Allegheny Technologies, Inc.	3.9	2.8
JCPenney Co., Inc.	3.2	1.2
Joy Global, Inc.	3.1	2.1
Western Digital Corp.	3.0	2.6
Manitowoc Co., Inc.	2.8	2.5
Cymer, Inc.	2.5	2.7
Terex Corp.	2.2	0.0
Ryland Group, Inc.	2.0	1.4
Celgene Corp.	1.9	1.3
Pharmaceutical Product Development, Inc.	1.9	1.7
	26.5
Top Five Market Sectors as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.1	19.5
Information Technology	18.6	18.7
Health Care	16.4	14.9
Industrials	15.9	14.1
Financials	8.5	8.4
Asset Allocation (% of fund's net assets)
As of January 31, 2007*		As of July 31, 2006**
	Stocks 99.1%		Stocks 97.5%
	Short-Term Investments and Net Other Assets 0.9%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	2.6%	**Foreign investments	3.0%

Annual Report

Fidelity Mid Cap Growth Fund

Investments January 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 21.1%
Automobiles - 0.8%
Thor Industries, Inc.	82,300	$ 3,477,998
Distributors - 0.9%
Building Materials Holding Corp. (d)	171,471	4,086,154
Diversified Consumer Services - 0.3%
Career Education Corp. (a)	50,100	1,436,367
Hotels, Restaurants & Leisure - 2.7%
Darden Restaurants, Inc.	12,800	500,992
International Game Technology	74,100	3,220,386
Penn National Gaming, Inc. (a)	104,454	4,577,174
The Cheesecake Factory, Inc. (a)	23,800	657,594
Yum! Brands, Inc.	52,200	3,132,522
		12,088,668
Household Durables - 5.3%
D.R. Horton, Inc.	278,266	8,086,410
Harman International Industries, Inc.	24,600	2,326,422
KB Home	48,300	2,618,826
Lennar Corp. Class A	16,900	919,022
NVR, Inc. (a)	1,000	692,520
Ryland Group, Inc. (d)	153,000	8,595,540
		23,238,740
Media - 0.3%
EchoStar Communications Corp. Class A (a)	26,357	1,063,241
Multiline Retail - 4.2%
JCPenney Co., Inc.	175,400	14,249,496
Nordstrom, Inc.	80,100	4,462,371
		18,711,867
Specialty Retail - 5.5%
Abercrombie & Fitch Co. Class A	12,400	986,296
AnnTaylor Stores Corp. (a)	158,600	5,471,700
Bed Bath & Beyond, Inc. (a)	45,800	1,932,302
Circuit City Stores, Inc.	151,200	3,085,992
Ross Stores, Inc.	16,200	524,718
The Men's Wearhouse, Inc.	118,400	5,084,096
TJX Companies, Inc.	194,700	5,757,279
Tween Brands, Inc. (a)	46,300	1,582,997
		24,425,380
Textiles, Apparel & Luxury Goods - 1.1%
Columbia Sportswear Co.	25,900	1,679,356
Wolverine World Wide, Inc.	98,600	3,033,922
		4,713,278
TOTAL CONSUMER DISCRETIONARY		93,241,693
CONSUMER STAPLES - 2.6%
Beverages - 0.9%
Hansen Natural Corp. (a)	106,517	4,057,233
Food & Staples Retailing - 0.6%
Kroger Co.	105,500	2,700,800

	Shares	Value (Note 1)
Food Products - 0.1%
Seaboard Corp.	190	$ 366,130
Tobacco - 1.0%
Loews Corp. - Carolina Group	21,400	1,466,756
UST, Inc.	49,000	2,814,560
		4,281,316
TOTAL CONSUMER STAPLES		11,405,479
ENERGY - 6.6%
Energy Equipment & Services - 1.4%
Diamond Offshore Drilling, Inc.	6,000	506,640
FMC Technologies, Inc. (a)	11,000	681,230
National Oilwell Varco, Inc. (a)	11,300	685,232
Patterson-UTI Energy, Inc.	49,500	1,195,425
Smith International, Inc.	39,900	1,583,232
TODCO Class A (a)	41,200	1,426,756
		6,078,515
Oil, Gas & Consumable Fuels - 5.2%
CONSOL Energy, Inc.	25,800	888,294
Frontier Oil Corp.	129,300	3,673,413
Holly Corp.	64,100	3,377,429
Newfield Exploration Co. (a)	64,100	2,744,121
Pioneer Natural Resources Co.	17,000	697,000
Southwestern Energy Co. (a)	60,200	2,315,292
Sunoco, Inc.	73,000	4,608,490
Tesoro Corp.	55,700	4,589,123
		22,893,162
TOTAL ENERGY		28,971,677
FINANCIALS - 8.5%
Capital Markets - 2.5%
Jefferies Group, Inc.	48,100	1,417,026
Knight Capital Group, Inc. Class A (a)	183,600	3,317,652
Northern Trust Corp.	57,720	3,506,490
T. Rowe Price Group, Inc.	58,900	2,826,611
		11,067,779
Commercial Banks - 0.1%
Synovus Financial Corp.	15,500	494,915
Insurance - 1.2%
AMBAC Financial Group, Inc.	12,800	1,127,680
Philadelphia Consolidated Holdings Corp. (a)	92,000	4,145,520
Reinsurance Group of America, Inc.	2,500	145,375
		5,418,575
Real Estate Investment Trusts - 0.7%
Host Hotels & Resorts, Inc.	32,100	849,687
Public Storage, Inc.	6,200	674,312
SL Green Realty Corp.	10,900	1,597,722
		3,121,721
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Management & Development - 1.8%
CB Richard Ellis Group, Inc. Class A (a)	70,500	$ 2,651,505
Jones Lang LaSalle, Inc.	50,900	5,319,050
		7,970,555
Thrifts & Mortgage Finance - 2.2%
Hudson City Bancorp, Inc.	80,500	1,108,485
IndyMac Bancorp, Inc.	10,700	416,123
People's Bank	37,300	1,678,127
Radian Group, Inc.	103,100	6,208,682
		9,411,417
TOTAL FINANCIALS		37,484,962
HEALTH CARE - 16.4%
Biotechnology - 5.9%
Amylin Pharmaceuticals, Inc. (a)(d)	184,500	7,154,910
Biogen Idec, Inc. (a)	133,400	6,448,556
Celgene Corp. (a)	153,700	8,250,616
Gilead Sciences, Inc. (a)	52,400	3,370,368
MedImmune, Inc. (a)	16,400	568,424
		25,792,874
Health Care Equipment & Supplies - 2.3%
DENTSPLY International, Inc.	35,000	1,079,400
Hologic, Inc. (a)	21,800	1,210,990
Immucor, Inc. (a)	77,200	2,434,888
ResMed, Inc. (a)	11,200	588,896
Respironics, Inc. (a)	23,977	1,021,420
Varian Medical Systems, Inc. (a)	79,700	3,676,561
		10,012,155
Health Care Providers & Services - 3.3%
CIGNA Corp.	16,400	2,171,360
Express Scripts, Inc. (a)	8,600	597,872
Health Net, Inc. (a)	72,700	3,541,217
Lincare Holdings, Inc. (a)	15,300	602,055
Manor Care, Inc.	19,600	1,043,504
Sierra Health Services, Inc. (a)	164,900	6,628,980
		14,584,988
Life Sciences Tools & Services - 3.1%
Pharmaceutical Product Development, Inc.	238,200	8,217,900
Thermo Fisher Scientific, Inc. (a)	115,200	5,512,320
		13,730,220
Pharmaceuticals - 1.8%
Barr Pharmaceuticals, Inc. (a)	25,200	1,348,704
Endo Pharmaceuticals Holdings, Inc. (a)	50,100	1,539,072
Forest Laboratories, Inc. (a)	77,800	4,365,358

	Shares	Value (Note 1)
Impax Laboratories, Inc. (a)	2,500	$ 25,625
Sepracor, Inc. (a)	13,700	781,722
		8,060,481
TOTAL HEALTH CARE		72,180,718
INDUSTRIALS - 15.9%
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	59,669	3,165,440
Expeditors International of Washington, Inc.	22,500	960,525
		4,125,965
Airlines - 2.4%
AMR Corp.	119,400	4,423,770
Southwest Airlines Co.	63,200	954,320
US Airways Group, Inc. (a)	88,500	4,954,230
		10,332,320
Commercial Services & Supplies - 0.4%
Cenveo, Inc. (a)	40,000	935,200
Robert Half International, Inc.	21,600	879,120
		1,814,320
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc. (a)	15,100	1,367,305
Electrical Equipment - 3.2%
Belden CDT, Inc.	88,000	3,806,000
Energy Conversion Devices, Inc. (a)(d)	200,720	6,914,804
Rockwell Automation, Inc.	57,700	3,531,817
		14,252,621
Machinery - 8.3%
Bucyrus International, Inc. Class A	22,600	1,048,866
Joy Global, Inc.	294,800	13,699,356
Manitowoc Co., Inc.	237,670	12,325,566
Terex Corp. (a)	167,000	9,500,630
		36,574,418
Trading Companies & Distributors - 0.4%
MSC Industrial Direct Co., Inc. Class A	41,400	1,788,066
TOTAL INDUSTRIALS		70,255,015
INFORMATION TECHNOLOGY - 18.6%
Computers & Peripherals - 7.7%
Apple, Inc. (a)	84,400	7,235,612
Brocade Communications Systems, Inc. (a)	305,500	2,621,190
Komag, Inc. (a)	10,100	344,612
Network Appliance, Inc. (a)	89,406	3,361,666
Seagate Technology	267,591	7,249,040
Western Digital Corp. (a)	670,700	13,145,720
		33,957,840
Electronic Equipment & Instruments - 0.0%
Sunpower Corp. Class A (a)	5,390	238,777
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - 0.5%
Cognizant Technology Solutions Corp. Class A (a)	7,400	$ 631,146
Paychex, Inc.	35,800	1,432,358
		2,063,504
Semiconductors & Semiconductor Equipment - 7.5%
Cymer, Inc. (a)	265,000	11,190,950
Integrated Device Technology, Inc. (a)	17,600	266,288
Intersil Corp. Class A	44,700	1,053,132
Lam Research Corp. (a)	163,461	7,488,148
LSI Logic Corp. (a)	562,400	5,286,560
Marvell Technology Group Ltd. (a)	239,600	4,382,284
MEMC Electronic Materials, Inc. (a)	62,200	3,259,280
		32,926,642
Software - 2.9%
BEA Systems, Inc. (a)	246,900	3,044,277
BMC Software, Inc. (a)	130,700	4,494,773
FactSet Research Systems, Inc.	4,900	284,592
Informatica Corp. (a)	403,400	5,066,704
		12,890,346
TOTAL INFORMATION TECHNOLOGY		82,077,109
MATERIALS - 5.5%
Metals & Mining - 5.5%
Allegheny Technologies, Inc. (d)	168,200	17,407,019
Titanium Metals Corp. (a)	227,600	7,019,184
		24,426,203
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.1%
Citizens Communications Co.	36,300	532,158
Wireless Telecommunication Services - 2.0%
American Tower Corp. Class A (a)	49,805	1,983,733
Crown Castle International Corp. (a)	33,300	1,170,828
NII Holdings, Inc. (a)	20,791	1,534,376
SBA Communications Corp. Class A (a)	140,100	4,162,371
		8,851,308
TOTAL TELECOMMUNICATION SERVICES		9,383,466

	Shares	Value (Note 1)
UTILITIES - 1.8%
Electric Utilities - 0.3%
Allegheny Energy, Inc. (a)	31,900	$ 1,483,988
Gas Utilities - 0.7%
Equitable Resources, Inc.	29,900	1,293,175
Questar Corp.	20,600	1,672,720
		2,965,895
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	166,300	3,457,377
TOTAL UTILITIES		7,907,260
TOTAL COMMON STOCKS (Cost $386,521,531)		437,333,582
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 5.35% (b)	5,042,391	5,042,391
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	25,610,200	25,610,200
TOTAL MONEY MARKET FUNDS (Cost $30,652,591)		30,652,591
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $417,174,122)	467,986,173
NET OTHER ASSETS - (6.0)%	(26,674,266)
NET ASSETS - 100%	$ 441,311,907
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 433,264
Fidelity Securities Lending Cash Central Fund	61,710
Total	$ 494,974
At January 31, 2007, the fund had a capital loss carryforward of approximately $4,383,956 all of which will expire on January 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2007

Assets
Investment in securities, at value (including securities loaned of $25,284,054) - See accompanying schedule: Unaffiliated issuers (cost $386,521,531)	$ 437,333,582
Fidelity Central Funds (cost $30,652,591)	30,652,591
Total Investments (cost $417,174,122)		$ 467,986,173
Receivable for investments sold		11,489,342
Receivable for fund shares sold		533,448
Dividends receivable		143,223
Interest receivable		28,311
Prepaid expenses		2,049
Other receivables		4,924
Total assets		480,187,470

Liabilities
Payable for investments purchased	$ 11,269,706
Payable for fund shares redeemed	1,458,039
Accrued management fee	212,122
Other affiliated payables	185,672
Other payables and accrued expenses	139,824
Collateral on securities loaned, at value	25,610,200
Total liabilities		38,875,563

Net Assets		$ 441,311,907
Net Assets consist of:
Paid in capital		$ 395,819,241
Accumulated undistributed net realized gain (loss) on investments		(5,319,385)
Net unrealized appreciation (depreciation) on investments		50,812,051
Net Assets, for 30,847,395 shares outstanding		$ 441,311,907
Net Asset Value, offering price and redemption price per share ($441,311,907 ÷ 30,847,395 shares)		$ 14.31

Statement of Operations

	Year ended January 31, 2007

Investment Income
Dividends		$ 2,373,831
Interest		1,055
Income from Fidelity Central Funds		494,974
Total income		2,869,860

Expenses
Management fee Basic fee	$ 2,471,316
Performance adjustment	8,106
Transfer agent fees	1,580,687
Accounting and security lending fees	168,636
Custodian fees and expenses	26,982
Independent trustees' compensation	1,530
Registration fees	97,223
Audit	55,794
Legal	7,690
Miscellaneous	54,118
Total expenses before reductions	4,472,082
Expense reductions	(143,826)	4,328,256
Net investment income (loss)		(1,458,396)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(4,757,238)
Change in net unrealized appreciation (depreciation) on investment securities		5,161,873
Net gain (loss)		404,635
Net increase (decrease) in net assets resulting from operations		$ (1,053,761)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2007	Year ended January 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,458,396)	$ 94,365
Net realized gain (loss)	(4,757,238)	7,430,360
Change in net unrealized appreciation (depreciation)	5,161,873	35,678,856
Net increase (decrease) in net assets resulting from operations	(1,053,761)	43,203,581
Distributions to shareholders from net realized gain	(5,089,264)	(3,553,675)
Share transactions Proceeds from sales of shares	336,430,868	291,152,554
Reinvestment of distributions	4,986,704	3,468,594
Cost of shares redeemed	(243,991,431)	(61,971,708)
Net increase (decrease) in net assets resulting from share transactions	97,426,141	232,649,440
Redemption fees	46,437	24,756
Total increase (decrease) in net assets	91,329,553	272,324,102

Net Assets
Beginning of period	349,982,354	77,658,252
End of period (including undistributed net investment income of $0 and $92,185, respectively)	$ 441,311,907	$ 349,982,354
Other Information Shares
Sold	24,363,804	22,202,240
Issued in reinvestment of distributions	357,726	270,044
Redeemed	(18,209,467)	(4,840,769)
Net increase (decrease)	6,512,063	17,631,515

Financial Highlights

Years ended January 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 11.58	$ 10.63	$ 7.32	$ 10.20
Income from Investment Operations
Net investment income (loss) B	(.04)	.01 E	(.03) F	(.07)	(.07)
Net realized and unrealized gain (loss)	.15	3.09	1.15	3.38	(2.81)
Total from investment operations	.11	3.10	1.12	3.31	(2.88)
Distributions from net realized gain	(.18)	(.30)	(.17)	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 14.31	$ 14.38	$ 11.58	$ 10.63	$ 7.32
Total Return A	.80%	27.15%	10.55%	45.22%	(28.24)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.02%	1.04%	1.02%	1.25%	1.78%
Expenses net of fee waivers, if any	1.00%	1.00%	1.02%	1.20%	1.20%
Expenses net of all reductions	.99%	.95%	.99%	1.16%	1.17%
Net investment income (loss)	(.33)%	.07% E	(.31)% F	(.77)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 441,312	$ 349,982	$ 77,658	$ 60,660	$ 16,669
Portfolio turnover rate D	178%	173%	220%	94%	181%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2007

1. Significant Accounting Policies.

Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund (the funds) are funds of Fidelity Devonshire Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On November 16, 2006, the Board of Trustees approved the creation of additional classes of shares. The Funds will commence sale of shares of Class A, Class T, Class B, Class C, and Institutional Class and the existing class of each Fund will be designated Large Cap Value, Mid Cap Value, Large Cap Growth and Mid Cap Growth, respectively, on February 13, 2007. Each Fund is authorized to issue an unlimited number of shares. The Funds may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by affiliates of Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income from the Fidelity Central Funds is accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to short-term capital gains, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Large Cap Value Fund	$ 1,226,778,931	$ 150,433,624	$ (8,032,684)	$ 142,400,940
Fidelity Mid Cap Value Fund	615,934,047	77,515,114	(2,992,341)	74,522,773
Fidelity Large Cap Growth Fund	177,952,383	20,451,375	(4,105,740)	16,345,635
Fidelity Mid Cap Growth Fund	418,109,551	63,167,847	(13,291,225)	49,876,622
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Fidelity Large Cap Value Fund	$ 13,719,905	$ 13,593,799	$ -
Fidelity Mid Cap Value Fund	8,229,725	6,167,907	-
Fidelity Large Cap Growth Fund	310,674	2,886,585	-
Fidelity Mid Cap Growth Fund	-	-	(4,383,956)

The tax character of distributions paid was as follows:

January 31, 2007	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Value Fund	$ 17,006,124	$ 7,416,999	$ 24,423,123
Fidelity Mid Cap Value Fund	7,722,049	9,225,041	16,947,090
Fidelity Large Cap Growth Fund	1,920,898	1,860,806	3,781,704
Fidelity Mid Cap Growth Fund	2,544,632	2,544,632	5,089,264
January 31, 2006	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Value Fund	$ 12,434,627	$ 2,429,190	$ 14,863,817
Fidelity Mid Cap Value Fund	11,400,939	9,889,145	21,290,084
Fidelity Large Cap Growth Fund	1,568,381	1,120,271	2,688,652
Fidelity Mid Cap Growth Fund	1,412,879	2,140,796	3,553,675

Short-Term Trading (Redemption) Fees. Shares held in the Funds less than 30 days were subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital. On July 20, 2006, the Board of Trustees approved the removal of the redemption fee for Fidelity Large Cap Value Fund and Fidelity Large Cap Growth Fund beginning July 24, 2006 for shares redeemed from accounts held directly with Fidelity, and on or before September 1, 2006 for shares redeemed through intermediaries.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Value Fund	2,154,360,036	1,488,740,554
Fidelity Mid Cap Value Fund	1,155,366,435	910,993,391
Fidelity Large Cap Growth Fund	330,066,867	309,369,176
Fidelity Mid Cap Growth Fund	856,137,118	757,157,153

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for the Funds is subject to a performance adjustment (up to a maximum ±.20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each Fund's relative investment performance as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Large Cap Value Fund	.30%	.27%	.58%
Fidelity Mid Cap Value Fund	.30%	.27%	.50%
Fidelity Large Cap Growth Fund	.30%	.27%	.66%
Fidelity Mid Cap Growth Fund	.30%	.27%	.57%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Large Cap Value Fund	.24%
Fidelity Mid Cap Value Fund	.26%
Fidelity Large Cap Growth Fund	.32%
Fidelity Mid Cap Growth Fund	.36%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Funds may invest in Fidelity Central Funds. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Large Cap Value Fund	$ 5,884
Fidelity Mid Cap Value Fund	4,502
Fidelity Large Cap Growth Fund	3,807
Fidelity Mid Cap Growth Fund	19,182

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Value Fund	Borrower	$ 4,517,000	5.39%	$ 4,057
Fidelity Large Cap Growth Fund	Borrower	7,424,000	5.38%	4,439

5. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity Large Cap Value Fund	$ 2,190
Fidelity Mid Cap Value Fund	1,198
Fidelity Large Cap Growth Fund	430
Fidelity Mid Cap Growth Fund	1,108

During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to:

Fidelity Large Cap Value Fund	$ 11,179
Fidelity Mid Cap Value Fund	18,393
Fidelity Large Cap Growth Fund	21,100
Fidelity Mid Cap Growth Fund	61,710

7. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Fidelity Large Cap Growth Fund	1.00%	$ 162,777
Fidelity Mid Cap Growth Fund	1.00%	93,738

Annual Report

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Fidelity Large Cap Value Fund	$ 169	$ -	$ 18,642
Fidelity Mid Cap Value Fund	7,288	1,320	8,387
Fidelity Large Cap Growth Fund	6,368	62	10,524
Fidelity Mid Cap Growth Fund	22,770	-	21,556

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund (funds of Fidelity Devonshire Trust) at January 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Devonshire Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce Dirks (47)
Year of Election or Appointment: 2005 Vice President of Large Cap Value and Mid Cap Value. Prior to assuming his current responsibilities, Mr. Dirks worked as a research analyst and manager.
Bahaa Fam (49)

Year of Election or Appointment: 2004

Vice President of Large Cap Growth and Mid Cap Growth. Prior to assuming his current responsibilities, Mr. Fam worked as a senior quantitative analyst and manager. Mr. Fam also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 2001

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Large Cap Value Fund	03/05/07	03/02/07	$-	$.29
Fidelity Mid Cap Value Fund	03/05/07	03/02/07	$.01	$.32
Fidelity Large Cap Growth Fund	03/05/07	03/02/07	$-	$.213
Fidelity Mid Cap Growth Fund	03/05/07	03/02/07	$-	$-

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Value Fund	$ 17,920,343
Fidelity Mid Cap Value Fund	$ 13,927,430
Fidelity Large Cap Growth Fund	$ 4,061,056
Fidelity Mid Cap Growth Fund	$ -

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	March 2006	December 2006
Fidelity Large Cap Value Fund	16%	100%
Fidelity Mid Cap Value Fund	21%	100%
Fidelity Large Cap Growth Fund	17%	-%
Fidelity Mid Cap Growth Fund	25%	-%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under 1(h)(11) of the Internal Revenue Code:

	March 2006	December 2006
Fidelity Large Cap Value Fund	17%	100%
Fidelity Mid Cap Value Fund	27%	100%
Fidelity Large Cap Growth Fund	18%	-%
Fidelity Mid Cap Growth Fund	29%	-%

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	18,269,227,209.76	96.169
Withheld	727,692,262.57	3.831
TOTAL	18,996,919,472.33	100.000
Albert R. Gamper, Jr.
Affirmative	18,262,920,311.07	96.136
Withheld	733,999,161.26	3.864
TOTAL	18,996,919,472.33	100.000
Robert M. Gates
Affirmative	18,229,868,134.95	95.962
Withheld	767,051,337.38	4.038
TOTAL	18,996,919,472.33	100.000
George H. Heilmeier
Affirmative	18,204,838,640.54	95.830
Withheld	792,080,831.79	4.170
TOTAL	18,996,919,472.33	100.000
Edward C. Johnson 3d
Affirmative	18,123,464,765.65	95.402
Withheld	873,454,706.68	4.598
TOTAL	18,996,919,472.33	100.000
Stephen P. Jonas
Affirmative	18,220,762,012.60	95.914
Withheld	776,157,459.73	4.086
TOTAL	18,996,919,472.33	100.000
James H. KeyesB
Affirmative	18,250,750,050.08	96.072
Withheld	746,169,422.25	3.928
TOTAL	18,996,919,472.33	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	18,243,039,621.32	96.032
Withheld	753,879,851.01	3.968
TOTAL	18,996,919,472.33	100.000
Ned C. Lautenbach
Affirmative	18,254,098,589.52	96.090
Withheld	742,820,882.81	3.910
TOTAL	18,996,919,472.33	100.000
William O. McCoy
Affirmative	18,213,650,529.82	95.877
Withheld	783,268,942.51	4.123
TOTAL	18,996,919,472.33	100.000
Robert L. Reynolds
Affirmative	18,223,974,506.07	95.931
Withheld	772,944,966.26	4.069
TOTAL	18,996,919,472.33	100.000
Cornelia M. Small
Affirmative	18,252,330,971.39	96.080
Withheld	744,588,500.94	3.920
TOTAL	18,996,919,472.33	100.000
William S. Stavropoulos
Affirmative	18,211,294,832.59	95.864
Withheld	785,624,639.74	4.136
TOTAL	18,996,919,472.33	100.000
Kenneth L. Wolfe
Affirmative	18,238,310,322.54	96.007
Withheld	758,609,149.79	3.993
TOTAL	18,996,919,472.33	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

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Fidelity®

Tax-Free Bond

Fund

Annual Report

January 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We have seen consistently strong performance from stocks and bonds of late, and some relief in energy prices, but the housing market slowdown bears watching for how it might affect the consumer. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2007	Past 1 year	Past 5 years	Life of fund A
Tax-Free Bond Fund	4.25%	5.56%	5.83%

A From April 10, 2001.

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Tax-Free Bond Fund on April 10, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 3 Plus Year Non-AMT Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Fidelity® Tax-Free Bond Fund

Growing investor demand and a strong mid- to late-period rally helped municipal bonds post solid returns and take their place as one of the best performing investment-grade debt classes for the year ending January 31, 2007. Throughout much of the first half of the period, muni bond prices declined as the Federal Reserve Board raised short-term interest rates to return them to a more neutral level and fend off inflation. Beginning in mid-summer 2006, however, munis rebounded amid hopes that the Fed would pause its rate hike campaign. The central bank left rates unchanged at its August, September, October, December and January Open Market Committee meetings. Demand - amplified by non-traditional investors such as hedge funds - increased substantially, as investors sought out munis for their attractive after-tax yields. Investors also were drawn to the relatively steep muni yield curve - meaning long-term rates were higher than short rates - and the opportunity to lock in attractive long-term yields. Bond markets sold off coming into 2007, precipitated by stronger-than-expected economic data that prompted investors to scale back their interest-rate-cut expectations. Against this backdrop, the Lehman Brothers® Municipal Bond Index - a performance measure of nearly 40,000 investment-grade, fixed-rate, tax-exempt bonds - returned 4.29%. In comparison, the overall taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 4.28%.

During the past year, the fund was up 4.25% and the Lehman Brothers 3 Plus Year Non-AMT Municipal Bond Index gained 4.41%. The fund's performance versus the index was helped by its overweighting in lower-quality investment-grade bonds - particularly in the hospital and electric utility segments. Thanks largely to investors' appetite for high-yielding securities, these lower-quality securities generally outpaced higher-quality munis. Underweighting housing bonds helped as well, as they lagged other sectors on a duration-adjusted basis due to prepayment concerns. Also aiding the fund's return was its larger-than-index stake in prerefunded bonds. The process of prerefunding helped boost the bonds' returns. My overweighting in premium bonds - which trade above their face value - and underweighting in discount securities - which trade below their face value - detracted from returns, because premiums underperformed discount bonds. Consistent with Fidelity's approach to managing investment-grade bond funds, I kept the fund's duration - meaning its interest rate sensitivity - in line with the index, a strategy that had no meaningful impact on performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2006 to January 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value August 1, 2006	Ending Account Value January 31, 2007	Expenses Paid During Period * August 1, 2006 to January 31, 2007
Actual	$ 1,000.00	$ 1,032.50	$ 1.28
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,023.95	$ 1.28

* Expenses are equal to the Fund's annualized expense ratio of .25%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five States as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	15.0	16.7
California	13.9	12.3
New York	10.6	9.0
Illinois	10.1	11.5
Indiana	4.7	5.0
Top Five Sectors as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	40.9	42.9
Escrowed/Pre-Refunded	13.0	12.4
Special Tax	10.2	8.8
Electric Utilities	9.4	10.5
Health Care	8.5	7.6
Average Years to Maturity as of January 31, 2007
		6 months ago
Years	13.3	13.4
Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.
Duration as of January 31, 2007
6 months ago
Years	6.6	6.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of January 31, 2007	As of July 31, 2006
AAA 63.5%	AAA 64.1%
AA,A 26.1%	AA,A 24.9%
BBB 5.0%	BBB 7.6%
BB and Below 0.9%	BB and Below 0.2%
Not Rated 1.2%	Not Rated 0.7%
Short-Term Investments and Net Other Assets 3.3%	Short-Term Investments and Net Other Assets 2.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Annual Report

Investments January 31, 2007

Showing Percentage of Net Assets

Municipal Bonds - 96.7%
	Principal Amount	Value (Note 1)
Alabama - 0.4%
Birmingham Wtrwks. & Swr. Board Wtr. & Swr. Rev. Series B, 5% 1/1/43 (MBIA Insured)	$ 1,880,000	$ 1,939,013
Arizona - 1.5%
Arizona Ctfs. of Prtn. Series B, 5.5% 9/1/10 (FSA Insured)	2,200,000	2,321,506
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health Network Proj.) 5% 12/1/35	750,000	763,875
Maricopa County Hosp. Rev. 5% 4/1/12	1,000,000	1,038,560
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. 5% 7/1/29 (MBIA Insured)	1,000,000	1,056,850
Pinal County Indl. Dev. Auth. Correctional Facilities Contract Rev. (Florence West Prison Expansion, LLC Proj.) Series A, 5.25% 10/1/15 (American Cap. Access Corp. Insured)	1,335,000	1,418,838
Univ. of Arizona Univ. Revs. Series 2005 A, 5% 6/1/28 (AMBAC Insured)	1,285,000	1,358,348
		7,957,977
Arkansas - 0.2%
Arkansas Gen. Oblig. (College Savings Prog.) Series 2001 A, 0% 6/1/12	1,415,000	1,140,108
California - 13.9%
Cabrillo Cmnty. College District Series B, 0% 8/1/21 (FGIC Insured)	2,155,000	1,140,555
California Dept. of Wtr. Resources Pwr. Supply Rev. Series A:
5.25% 5/1/11 (FSA Insured)	2,140,000	2,268,914
5.5% 5/1/15 (AMBAC Insured)	600,000	652,692
6% 5/1/14 (MBIA Insured)	1,500,000	1,670,670
California Econ. Recovery:
Series 2004 A, 5.25% 7/1/13	1,000,000	1,080,540
Series A:
5% 7/1/15 (MBIA Insured)	1,000,000	1,076,790
5.25% 7/1/13 (MBIA Insured)	1,600,000	1,733,584
5.25% 7/1/14 (FGIC Insured)	400,000	436,848
California Gen. Oblig.:
5% 2/1/11	1,000,000	1,044,780
5% 12/1/11 (MBIA Insured)	2,000,000	2,113,760
5% 3/1/15	1,000,000	1,071,940
5% 6/1/26	1,385,000	1,453,128
5% 2/1/31 (MBIA Insured)	500,000	519,910
5% 9/1/31	1,200,000	1,261,464
5% 12/1/31 (MBIA Insured)	1,000,000	1,047,350
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
California - continued
California Gen. Oblig.: - continued
5% 9/1/33	$ 3,000,000	$ 3,148,860
5.125% 11/1/24	400,000	422,696
5.25% 2/1/14	1,000,000	1,079,110
5.25% 2/1/15	1,240,000	1,335,145
5.25% 2/1/16	500,000	538,365
5.25% 2/1/27 (MBIA Insured)	400,000	425,300
5.25% 4/1/27	275,000	292,672
5.25% 2/1/28	500,000	530,715
5.25% 2/1/33	1,200,000	1,265,448
5.25% 12/1/33	3,300,000	3,503,445
5.25% 4/1/34	1,300,000	1,377,766
5.5% 3/1/11 (XL Cap. Assurance, Inc. Insured)	500,000	532,745
5.5% 4/1/30	90,000	98,441
5.5% 4/1/30 (Pre-Refunded to 4/1/14 @ 100) (g)	1,780,000	1,970,282
5.5% 11/1/33	2,300,000	2,500,468
5.625% 5/1/20	40,000	42,607
6.6% 2/1/09	150,000	158,325
6.6% 2/1/10	2,215,000	2,388,656
6.75% 8/1/10	500,000	547,770
California Infrastructure & Econ. Dev. Bank Rev. (Clean Wtr. State Revolving Fund Proj.) 5% 10/1/15	2,160,000	2,296,339
California Pub. Works Board Lease Rev.:
(Butterfield State Office Complex Proj.) Series 2005 A, 5.25% 6/1/30	1,200,000	1,276,380
(Univ. of California Research Proj.) Series E, 5.25% 10/1/19	2,000,000	2,191,780
Series 2005 H, 5% 6/1/18	1,000,000	1,059,970
Series 2005 K, 5% 11/1/16	1,300,000	1,390,051
Series B, 5.25% 11/1/24 (XL Cap. Assurance, Inc. Insured)	1,000,000	1,083,690
California Statewide Cmntys. Dev. Auth. Poll. Cont. Rev. (Southern California Edison Co.) 4.1%, tender 4/1/13 (XL Cap. Assurance, Inc. Insured) (e)	1,000,000	1,009,720
California Statewide Cmntys. Dev. Auth. Rev.:
(Kaiser Fund Hosp./Health Place, Inc. Proj.) Series 2002 C, 3.85%, tender 6/1/12 (e)	300,000	297,849
(Kaiser Permanente Health Sys. Proj.) Series 2004 G, 2.3%, tender 5/1/07 (e)	1,000,000	995,470
0% 4/1/36 (c)(e)	2,500,000	2,500,000
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	200,000	204,766
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
California - continued
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.: - continued
5% 1/15/16 (MBIA Insured)	$ 200,000	$ 208,982
5.75% 1/15/40	300,000	310,923
Golden State Tobacco Securitization Corp.:
Series 2003 A1, 6.75% 6/1/39	1,000,000	1,142,550
Series A, 5% 6/1/45	5,200,000	5,353,764
Los Angeles Dept. of Wtr. & Pwr. Rev. Series A1, 5% 7/1/35 (FSA Insured)	1,000,000	1,054,680
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series A, 5.125% 7/1/41 (MBIA Insured)	500,000	518,815
Marina Coast Wtr. District Ctfs. Prtn. 5% 6/1/31 (MBIA Insured)	1,500,000	1,581,030
Marina Gen. Oblig. 5.25% 8/1/35 (AMBAC Insured)	1,170,000	1,298,267
Merced Union High School District Series A, 0% 8/1/21 (FGIC Insured)	1,455,000	770,073
Oxnard Fing. Auth. Wastewtr. Rev. (Redwood Trunk Swr. and Headworks Proj.) Series A, 5% 6/1/29 (FGIC Insured)	1,000,000	1,048,640
Sacramento County Sanitation District Fing. Auth. Rev. 5% 12/1/35 (AMBAC Insured)	1,100,000	1,156,595
San Diego Unified School District (Election of 1998 Proj.) Series E2, 5.5% 7/1/26 (FSA Insured)	1,000,000	1,172,780
Southern California Pub. Pwr. Auth. Rev. (Magnolia Pwr. Proj.) Series A, 5% 7/1/36 (AMBAC Insured)	1,000,000	1,043,340
Univ. of California Revs. Series K, 5% 5/15/18 (MBIA Insured) (c)	2,000,000	2,135,140
		73,833,335
Colorado - 2.2%
Adams & Arapahoe Counties Joint School District #28J Aurora Series A, 5.125% 12/1/21 (FSA Insured)	1,300,000	1,393,717
Broomfield Coliseum City & County Ctfs. of Prtn. 6% 12/1/29 (AMBAC Insured)	1,750,000	1,843,853
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity) (g)	6,000,000	3,037,560
Colorado Wtr. Resources and Pwr. Dev. Auth. Wtr. Resources Rev. (Parker Wtr. and Sanitation District Proj.) Series D, 5.25% 9/1/43 (MBIA Insured)	1,800,000	1,916,640
Dawson Ridge Metropolitan District #1:
Series 1992 A, 0% 10/1/22 (Escrowed to Maturity) (g)	1,020,000	510,041
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Colorado - continued
Dawson Ridge Metropolitan District #1: - continued
Series 1992 B, 0% 10/1/17 (Escrowed to Maturity) (g)	$ 1,000,000	$ 631,610
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 A, 5.75% 9/1/29 (Pre-Refunded to 9/1/10 @ 102) (g)	1,000,000	1,083,770
Series B, 0% 9/1/13 (MBIA Insured)	1,415,000	1,080,919
		11,498,110
District Of Columbia - 0.5%
District of Columbia Ctfs. of Prtn. (District's Pub. Safety and Emergency Preparedness Communications Ctr. and Related Technology Proj.) 5.5% 1/1/19 (AMBAC Insured)	1,565,000	1,695,552
District of Columbia Gen. Oblig. Series B, 0% 6/1/12 (MBIA Insured)	1,000,000	801,540
District of Columbia Rev. (George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	200,000	210,442
		2,707,534
Florida - 3.9%
Florida Board of Ed. Lottery Rev. Series B, 5% 7/1/20 (FGIC Insured)	1,965,000	2,059,595
Florida Gen. Oblig. (Dept. of Trans. Right of Way Proj.) Series A, 5% 7/1/33	100,000	104,913
Highlands County Health Facilities Auth. Rev.:
(Adventist Health Sys. - Sunbelt Proj.) Series 06G:
5% 11/15/16	100,000	106,355
5.125% 11/15/18	1,000,000	1,066,870
(Adventist Health Sys./Sunbelt Obligated Group Proj.):
Series A, 5% 11/15/16	800,000	838,152
3.95%, tender 9/1/12 (e)	1,500,000	1,486,650
5%, tender 11/16/09 (e)	1,000,000	1,026,010
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.) 4%, tender 8/1/07 (e)	3,000,000	2,995,950
JEA Elec. Sys. Rev. Series 3A, 5% 10/1/41 (FSA Insured)	1,700,000	1,775,089
Miami-Dade County Aviation Rev. (Miami Int'l. Arpt. Proj.) Series B, 5% 10/1/37 (FGIC Insured)	1,650,000	1,719,102
Miami-Dade County School Board Ctfs. of Prtn. Series A, 5% 8/1/21 (AMBAC Insured) (c)	1,500,000	1,575,285
Miami-Dade County School District 5% 2/15/14 (MBIA Insured) (c)	1,100,000	1,166,660
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Orange County Sales Tax Rev. Series B, 5% 1/1/25 (FGIC Insured)	$ 2,200,000	$ 2,294,622
Palm Beach County School Board Ctfs. of Prtn. Series C, 5% 8/1/27 (FSA Insured)	1,000,000	1,033,900
Seminole County School Board Ctfs. of Prtn. Series A, 5% 7/1/16 (MBIA Insured)	200,000	213,856
Volusia County School Board Ctfs. of Prtn. (School Board of Volusia County Master Lease Prog.) 5% 8/1/08 (FSA Insured)	1,000,000	1,016,920
		20,479,929
Georgia - 3.6%
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/37 (FSA Insured)	1,700,000	1,785,510
5% 11/1/43 (FSA Insured)	1,280,000	1,340,083
Augusta Wtr. & Swr. Rev. 5.25% 10/1/39 (FSA Insured)	1,500,000	1,616,370
Colquitt County Dev. Auth. Rev. Series A, 0% 12/1/21 (Escrowed to Maturity) (g)	4,120,000	2,168,809
Georgia Gen. Oblig. Series B, 5% 5/1/22	10,000,000	10,501,592
Savannah Econ. Dev. Auth. Rev. (Southern Care Corp. Proj.) Series C, 0% 12/1/21 (Escrowed to Maturity) (g)	1,595,000	839,624
Valdosta & Lowndes County Hosp. 5% 10/1/24	1,000,000	1,043,620
		19,295,608
Illinois - 10.1%
Bolingbrook Gen. Oblig. Series A, 5.375% 1/1/38 (Pre-Refunded to 1/1/12 @ 100) (g)	3,000,000	3,209,550
Boone & Winnebago County Cmnty. Unit School District 200 0% 1/1/20 (FGIC Insured)	1,065,000	603,493
Chicago Board of Ed. (Westinghouse High School Proj.) Series C, 5.25% 12/1/19 (Pre-Refunded to 12/1/15 @ 100) (g)	1,000,000	1,100,680
Chicago Gen. Oblig.:
(City Colleges Proj.) 0% 1/1/30 (FGIC Insured)	1,000,000	353,640
(Neighborhoods Alive 21 Prog.) 5% 1/1/43 (AMBAC Insured)	1,040,000	1,074,892
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	1,200,000	1,277,760
Series A:
5% 1/1/34 (FSA Insured)	2,000,000	2,086,440
5% 1/1/41 (Pre-Refunded to 1/1/15 @ 100) (g)	1,000,000	1,045,190
5.25% 1/1/33 (MBIA Insured)	490,000	513,221
5.25% 1/1/33 (Pre-Refunded to 1/1/11 @ 101) (g)	10,000	10,611
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Chicago Motor Fuel Tax Rev.:
Series A, 5% 1/1/33 (AMBAC Insured)	$ 2,000,000	$ 2,070,780
6.125% 1/1/09 (AMBAC Insured)	1,000,000	1,042,870
Chicago Transit Auth. Cap. Grant Receipts Rev. 5% 6/1/21 (AMBAC Insured)	1,000,000	1,070,440
Coles, Cumberland, Moultrie & Shelby Counties Cmnty. Unit School District #2, Mattoon 5.35% 2/1/19 (Pre-Refunded to 2/1/11 @ 100) (g)	1,495,000	1,580,574
Cook County Gen. Oblig.:
Series B:
5% 11/15/18 (MBIA Insured) (c)	1,000,000	1,070,220
5.25% 11/15/26 (MBIA Insured)	300,000	323,172
Series C, 5% 11/15/25 (AMBAC Insured)	500,000	522,910
DuPage County Cmnty. High School District #108, Lake Park 5.6% 1/1/20 (FSA Insured)	3,175,000	3,462,369
Grundy, Kendall & Will County Cmnty. High School District #111 Gen. Oblig. Series A, 5.5% 5/1/15 (FGIC Insured)	1,000,000	1,108,780
Illinois Dev. Fin. Auth. Retirement 0% 7/15/23 (Escrowed to Maturity) (g)	1,700,000	815,643
Illinois Dev. Fin. Auth. Rev. (Adventist Health Sys. Proj.) Series 1997 A, 5.5% 11/15/13 (MBIA Insured)	1,000,000	1,089,460
Illinois Edl. Facilities Auth. Revs.:
(DePaul Univ. Proj.) 5.65% 10/1/13 (Pre-Refunded to 10/1/07 @ 102) (g)	100,000	103,278
(Northwestern Univ. Proj.) 5% 12/1/38	500,000	518,975
Illinois Gen. Oblig.:
First Series, 5.375% 7/1/11 (MBIA Insured)	1,500,000	1,594,320
Series 2006, 5.5% 1/1/31	1,000,000	1,194,890
5.5% 4/1/17 (MBIA Insured)	400,000	418,204
5.5% 4/1/25 (MBIA Insured)	1,000,000	1,042,790
5.6% 4/1/21 (MBIA Insured)	400,000	418,652
Illinois Health Facilities Auth. Rev. (Lake Forest Hosp. Proj.) Series A, 6% 7/1/17	2,700,000	2,931,363
Illinois Sales Tax Rev.:
First Series, 5.5% 6/15/15	1,200,000	1,275,264
5% 6/15/30 (FSA Insured)	3,000,000	3,152,490
6% 6/15/20	300,000	318,483
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2006 A2, 5% 1/1/31 (FSA Insured)	1,500,000	1,581,660
Jersey & Greene Counties Cmnty. Unit School District #100 0% 12/1/18 (FSA Insured)	1,100,000	660,605
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Joliet School District #86 Gen. Oblig. Cap. Appreciation 0% 11/1/19 (FSA Insured)	$ 2,260,000	$ 1,298,144
Kane & DuPage Counties Cmnty. Unit School District #303, Saint Charles Series A, 5.5% 1/1/17 (Pre-Refunded to 1/1/12 @ 100) (g)	1,000,000	1,075,390
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School District #300, Carpentersville 0% 12/1/17 (AMBAC Insured)	1,000,000	629,680
Lake County Warren Township High School District #121, Gurnee Series C, 5.5% 3/1/23 (AMBAC Insured)	1,000,000	1,103,680
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 A, 5.75% 6/15/41 (MBIA Insured)	1,400,000	1,523,466
Series A:
0% 6/15/15 (FGIC Insured)	5,250,000	3,708,758
0% 6/15/16 (FGIC Insured)	1,000,000	675,190
0% 12/15/16 (MBIA Insured)	1,935,000	1,278,126
Will County Cmnty. Unit School District #201 0% 11/1/17 (FGIC Insured)	1,190,000	751,997
Will County Cmnty. Unit School District #365, Valley View 0% 11/1/18 (FSA Insured)	1,830,000	1,102,959
		53,791,059
Indiana - 4.7%
Beech Grove School Bldg. Corp. 5.625% 7/5/24 (MBIA Insured)	2,875,000	3,271,434
Clark Pleasant Cmnty. School Bldg. Corp. 5.5% 7/15/16 (Pre-Refunded to 1/15/12 @ 100) (g)	685,000	737,026
Crown Point Multi-School Bldg. Corp. 5% 7/15/19 (FGIC Insured)	1,225,000	1,304,797
Franklin Township Independent School Bldg. Corp., Marion County 5% 7/15/20 (AMBAC Insured) (c)	3,540,000	3,764,684
Hamilton Southeastern Consolidated School Bldg. Corp. 5.5% 1/15/19 (Pre-Refunded to 7/15/11 @ 100) (g)	1,075,000	1,149,519
Hammond School Bldg. Corp. 5% 7/15/18 (MBIA Insured)	1,000,000	1,063,960
Hobart Bldg. Corp. 6.5% 1/15/29 (FGIC Insured)	1,500,000	1,855,350
Indiana Health & Edl. Facilities Fing. Auth. Hosp. Rev. (Clarian Health Partners, Inc. Proj.) Series B, 5% 2/15/09	1,175,000	1,199,264
Indiana Trans. Fin. Auth. Hwy. Series A, 0% 6/1/17 (AMBAC Insured)	1,000,000	642,630
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Indiana - continued
Indianapolis Local Pub. Impt. Bond Bank (Wtrwks. Proj.) Series A, 5.5% 1/1/16 (MBIA Insured)	$ 1,005,000	$ 1,117,771
Muncie School Bldg. Corp. 5.25% 1/10/13 (MBIA Insured)	1,630,000	1,748,142
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	3,000,000	3,195,030
Portage Township Multi-School Bldg. Corp. 5.25% 7/15/26 (MBIA Insured)	1,000,000	1,075,450
Rockport Poll. Cont. Rev.:
(AEP Generating Co. Proj.) Series 1995 A, 4.15%, tender 7/15/11 (AMBAC Insured) (e)	500,000	505,655
4.9%, tender 6/1/07 (e)	1,000,000	1,002,430
South Harrison School Bldg. Corp. Series A, 5.25% 1/15/25 (FSA Insured)	1,000,000	1,077,280
		24,710,422
Iowa - 0.6%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25 (Pre-Refunded to 6/1/11 @ 101) (g)	2,800,000	2,946,944
Kansas - 0.5%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series A, 4.75%, tender 10/1/07 (e)	1,000,000	1,005,530
Kansas Dev. Fin. Auth. Health Facilities Rev. (Hays Med. Ctr. Proj.) Series 2005 L, 5.25% 11/15/14	650,000	694,402
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity of Leavenworth Health Svcs. Corp. Proj.) 5.25% 12/1/09 (MBIA Insured)	225,000	231,237
Lawrence Hosp. Rev.:
5.125% 7/1/14	520,000	554,070
5.25% 7/1/15	200,000	215,470
		2,700,709
Kentucky - 0.2%
Kentucky Property & Bldgs. Commission Revs. (#71 Proj.) 5.5% 8/1/09	750,000	779,280
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev. Series A, 5.25% 5/15/37 (FGIC Insured)	500,000	536,940
		1,316,220
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Louisiana - 0.3%
Louisiana Military Dept. 5% 8/1/12	$ 575,000	$ 594,205
Tobacco Settlement Fing. Corp. Series 2001 B, 5.5% 5/15/30	825,000	870,425
		1,464,630
Maine - 0.8%
Maine Tpk. Auth. Tpk. Rev.:
Series 2000, 5.75% 7/1/28 (Pre-Refunded to 7/1/10 @ 101) (g)	2,725,000	2,917,113
5.25% 7/1/30 (FSA Insured)	1,000,000	1,072,110
		3,989,223
Maryland - 0.4%
Baltimore Convention Ctr. Hotel Rev. Series A, 5.25% 9/1/39 (XL Cap. Assurance, Inc. Insured)	2,000,000	2,147,740
Massachusetts - 4.2%
Massachusetts Bay Trans. Auth. Series A:
5% 7/1/31 (Pre-Refunded to 7/1/15 @ 100) (g)	1,000,000	1,081,130
7% 3/1/09	1,000,000	1,063,970
Massachusetts Fed. Hwy.:
Series 1998 A, 5.25% 6/15/12 (Pre-Refunded to 12/15/08 @ 101) (g)	2,610,000	2,704,456
Series 2000 A, 5.75% 6/15/13	1,000,000	1,067,880
Massachusetts Gen. Oblig.:
Series 2004 D, 5% 12/1/23 (Pre-Refunded to 12/1/14 @ 100) (g)	1,100,000	1,182,379
Series 2005 A, 5% 3/1/23 (Pre-Refunded to 3/1/15 @ 100) (g)	1,500,000	1,617,585
Series 6D, 5% 8/1/22	100,000	106,934
Series D, 5.25% 10/1/20 (Pre-Refunded to 10/1/13 @ 100) (g)	1,100,000	1,186,251
Series E:
5% 11/1/23 (AMBAC Insured)	3,600,000	3,845,844
5% 11/1/24 (AMBAC Insured)	400,000	427,316
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Series A, 5.1% 7/1/07 (Escrowed to Maturity) (g)	200,000	201,226
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A:
5% 8/15/23 (FSA Insured)	3,000,000	3,181,530
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Massachusetts - continued
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A: - continued
5% 8/15/30 (FSA Insured)	$ 2,500,000	$ 2,631,100
Springfield Gen. Oblig. 5% 8/1/21 (MBIA Insured)	2,040,000	2,165,990
		22,463,591
Michigan - 1.6%
Ann Arbor Bldg. Auth. Series 2000, 5.75% 3/1/15 (Pre-Refunded to 3/1/10 @ 100) (g)	20,000	21,132
Detroit City School District 5.375% 5/1/15 (Pre-Refunded to 5/1/09 @ 101) (g)	375,000	391,069
Detroit Swr. Disp. Rev. Series A, 5.875% 7/1/22 (Pre-Refunded to 1/1/10 @ 101) (g)	150,000	159,696
Detroit Wtr. Supply Sys. Rev. 5.25% 7/1/15 (MBIA Insured)	1,000,000	1,092,180
Ferris State Univ. Rev. 5% 10/1/18 (MBIA Insured)	1,395,000	1,472,953
Fowlerville Cmnty. School District 5.25% 5/1/16 (FGIC Insured)	1,100,000	1,187,769
Livonia Pub. School District Series II, 0% 5/1/21 (FGIC Insured) (Pre-Refunded to 5/1/07 @ 39.31) (g)	1,200,000	467,568
Michigan Muni. Bond Auth. Rev. (Detroit School District Proj.) Series B, 5% 6/1/12 (FSA Insured)	1,000,000	1,052,850
South Redford School District 5% 5/1/22 (MBIA Insured)	1,575,000	1,658,522
Sterling Heights Bldg. Auth. 5.75% 10/1/15 (Pre-Refunded to 10/1/08 @ 100.5) (g)	160,000	166,096
Willow Run Cmnty. Schools County of Washtenaw 5% 5/1/19 (FSA Insured)	1,000,000	1,057,310
		8,727,145
Minnesota - 1.0%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2001 C, 5.25% 1/1/32 (Pre-Refunded to 1/1/11 @ 100) (g)	1,000,000	1,053,620
North St. Paul-Maplewood-Oakdale Independent School District 622 5% 8/1/18 (FSA Insured)	1,300,000	1,403,961
Saint Paul Hsg. & Redev. Auth. Health Care Facilities Rev. (Healthpartners Oblig. Group Proj.) 5.25% 5/15/36	1,000,000	1,046,640
Saint Paul Port Auth. Lease Rev. (HealthEast Midway Campus Proj.) Series 2003 A, 5.75% 5/1/25	700,000	729,540
Spring Lake Park Ind. School District #16 Series A, 5% 2/1/29 (FSA Insured)	1,000,000	1,057,080
		5,290,841
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Missouri - 0.7%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/21	$ 1,000,000	$ 1,061,320
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. (Washington Univ. Proj.) Series A, 5% 1/15/37	1,200,000	1,275,348
Missouri Highways & Trans. Commission State Road Rev. Series 2001 A, 5.625% 2/1/13 (Pre-Refunded to 2/1/11 @ 100) (g)	500,000	534,240
Saint Louis Muni. Fin. Corp. Leasehold Rev. (Civil Courts Bldg. Proj.) Series A, 5% 8/1/11 (FSA Insured)	765,000	801,911
		3,672,819
Montana - 0.3%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Proj.) Series A, 5.2%, tender 5/1/09 (e)	700,000	713,426
Montana Board of Regents Higher Ed. Rev. (Montana State Univ. Proj.) 5% 11/15/34 (AMBAC Insured)	1,000,000	1,050,520
		1,763,946
Nebraska - 0.9%
Omaha Gen. Oblig. 5.75% 12/1/14	380,000	409,401
Omaha Pub. Pwr. District Elec. Rev. Series A:
5% 2/1/34	2,000,000	2,082,500
5% 2/1/46	2,000,000	2,067,860
		4,559,761
Nevada - 0.5%
Clark County Hwy. Impt. Rev. (Motor Vehicle Fuel Tax) 5% 7/1/11 (AMBAC Insured)	1,000,000	1,047,400
Clark County School District:
Series 2000 A, 5.75% 6/15/17 (Pre-Refunded to 6/15/10 @ 100) (g)	250,000	265,395
Series F, 5.375% 6/15/11 (FSA Insured)	1,000,000	1,061,870
Las Vegas Valley Wtr. District Series B, 5.25% 6/1/17 (MBIA Insured)	500,000	533,755
		2,908,420
New Hampshire - 0.2%
New Hampshire Health & Ed. Facilities Auth. Rev. (Dartmouth-Hitchcock Proj.) 5.5% 8/1/27 (FSA Insured)	1,000,000	1,075,300
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - 2.2%
Garden State Preservation Trust Open Space & Farmland Preservation Series 2005 A, 5.8% 11/1/19 (FSA Insured)	$ 600,000	$ 679,422
New Jersey Econ. Dev. Auth. Rev. Series 2005 O:
5.125% 3/1/28	600,000	635,958
5.25% 3/1/21 (MBIA Insured)	1,000,000	1,079,750
5.25% 3/1/23	1,000,000	1,073,350
5.25% 3/1/25	800,000	856,984
5.25% 3/1/26	600,000	642,738
New Jersey Tpk. Auth. Tpk. Rev. Series A, 5% 1/1/25 (FSA Insured)	500,000	528,720
New Jersey Trans. Trust Fund Auth. Series B, 5.25% 12/15/22 (AMBAC Insured)	400,000	448,748
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19 (Pre-Refunded to 6/1/13 @ 100) (g)	1,080,000	1,082,052
6.125% 6/1/24 (Pre-Refunded to 6/1/13 @ 100) (g)	1,700,000	1,816,739
6.125% 6/1/42 (Pre-Refunded to 6/1/12 @ 100) (g)	700,000	775,222
6.375% 6/1/32 (Pre-Refunded to 6/1/13 @ 100) (g)	1,430,000	1,618,746
6.75% 6/1/39 (Pre-Refunded to 6/1/13 @ 100) (g)	500,000	579,130
		11,817,559
New York - 10.6%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City School District Proj.):
Series 2003:
5.75% 5/1/16 (FSA Insured)	600,000	661,956
5.75% 5/1/21 (FSA Insured)	500,000	542,430
Series 2004, 5.75% 5/1/24 (FSA Insured)	2,225,000	2,477,827
Hudson Yards Infrastructure Corp.:
4.5% 2/15/47 (MBIA Insured)	1,300,000	1,278,641
5% 2/15/47	2,300,000	2,401,407
Long Island Pwr. Auth. N.Y. Elec. Sys. Rev.:
Series C, 5% 9/1/35	1,000,000	1,049,620
5% 12/1/26 (XL Cap. Assurance, Inc. Insured)	1,000,000	1,058,750
Metropolitan Trans. Auth. Commuter Facilities Rev.:
Series 1992 B, 6.1% 7/1/09 (Escrowed to Maturity) (g)	25,000	26,392
Series 1997 E, 5% 7/1/16 (Pre-Refunded to 7/1/13 @ 100) (g)	10,000	10,706
Metropolitan Trans. Auth. Rev.:
Series A, 5.75% 11/15/32	1,700,000	1,856,587
Series B, 5% 11/15/35 (MBIA Insured)	1,100,000	1,159,851
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
Metropolitan Trans. Auth. Svc. Contract Rev. Series 7, 4.75% 7/1/19 (Pre-Refunded to 1/1/18 @ 100) (g)	$ 35,000	$ 37,428
New York City Gen. Oblig.:
Series 2005 G:
5% 8/1/15	2,800,000	2,989,448
5.625% 8/1/13 (MBIA Insured)	2,000,000	2,173,100
Series J, 5.5% 6/1/19	1,000,000	1,083,580
Subseries 2005 F1, 5.25% 9/1/14	700,000	756,182
New York City Indl. Dev. Agcy. Rev. (Queens Ballpark Co. LLC Proj.) 5% 1/1/22 (AMBAC Insured)	1,000,000	1,068,430
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2002 A, 5.125% 6/15/34 (FSA Insured)	200,000	209,864
Series E, 5% 6/15/34	1,200,000	1,245,576
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.) Series A, 5.75% 7/1/13	1,000,000	1,077,440
(New York Univ. Hosp. Ctr. Proj.) Series A, 5% 7/1/16	2,000,000	2,078,700
5% 7/1/14 (c)	1,000,000	1,038,240
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (New York City Muni. Wtr. Fin. Proj.) 5% 6/15/34	1,200,000	1,260,192
New York State Thruway Auth. Gen. Rev. Series 2005 G, 5.25% 1/1/27 (FSA Insured)	1,000,000	1,086,220
New York Transitional Fin. Auth. Rev.:
Series 2004 C, 5% 2/1/33 (FGIC Insured)	1,000,000	1,051,110
Series A:
5.5% 11/1/26 (b)	1,000,000	1,068,550
5.75% 2/15/16	5,000	5,319
6% 11/1/28 (b)	3,000,000	3,265,920
Series B:
5% 8/1/32 (d)	4,200,000	4,384,254
5.25% 2/1/29 (b)	1,605,000	1,684,319
Sales Tax Asset Receivables Corp. Series A, 5.25% 10/15/27 (AMBAC Insured)	1,000,000	1,083,400
Tobacco Settlement Asset Securitization Corp. Series 1, 5.5% 7/15/24 (Pre-Refunded to 7/15/12 @ 100) (g)	970,000	1,025,736
Tobacco Settlement Fing. Corp.:
Series A1:
5.5% 6/1/14	700,000	725,697
5.5% 6/1/15	500,000	525,150
5.5% 6/1/16	1,800,000	1,890,540
5.5% 6/1/17	500,000	531,100
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
Tobacco Settlement Fing. Corp.: - continued
Series C1:
5.5% 6/1/14	$ 300,000	$ 311,013
5.5% 6/1/15	1,085,000	1,139,576
5.5% 6/1/17	900,000	955,980
5.5% 6/1/18	1,100,000	1,180,509
5.5% 6/1/19	1,100,000	1,191,938
5.5% 6/1/21	4,060,000	4,389,916
5.5% 6/1/22	1,100,000	1,188,110
		56,226,704
North Carolina - 1.4%
Catawba County Ctfs. of Prtn. (Pub. School and Cmnty. College Proj.) 5.25% 6/1/19 (MBIA Insured)	1,800,000	1,939,122
Dare County Ctfs. of Prtn. 5.25% 6/1/21 (AMBAC Insured)	1,110,000	1,192,884
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ. Proj.) Series A:
5.125% 10/1/41	185,000	191,999
5.125% 7/1/42 (Pre-Refunded to 10/1/12 @ 100) (g)	1,600,000	1,709,424
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	600,000	631,776
Series B, 6.125% 1/1/09	130,000	134,941
Series D, 5.375% 1/1/10	615,000	638,641
North Carolina Med. Care Cmnty. Health 5% 10/1/20	1,000,000	1,064,560
		7,503,347
North Dakota - 0.2%
Ward County Health Care Facility Rev. (Trinity Med. Ctr. Proj.) 5.125% 7/1/21	1,065,000	1,113,053
Ohio - 0.3%
Olentangy Local School District:
5.5% 12/1/17 (FSA Insured)	35,000	37,858
5.5% 12/1/17 (Pre-Refunded to 6/1/12 @ 100) (g)	1,260,000	1,364,152
		1,402,010
Oklahoma - 0.5%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. 5.5% 10/1/21 (FGIC Insured)	1,000,000	1,104,160
Tulsa County Indl. Auth. Health Care Rev. 5% 12/15/17	1,205,000	1,285,133
		2,389,293
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Oregon - 0.8%
Morrow County School District #1 5.625% 6/15/14 (Pre-Refunded to 6/15/11 @ 100) (g)	$ 1,500,000	$ 1,611,480
Oregon Gen. Oblig. Series A, 5% 8/1/28	1,400,000	1,472,240
Yamhill County School District #029J Newberg 5.5% 6/15/18 (FGIC Insured)	1,000,000	1,132,890
		4,216,610
Pennsylvania - 1.7%
Annville-Cleona School District 5.5% 3/1/21 (FSA Insured)	1,200,000	1,331,832
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,062,120
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,000,000	1,087,870
Easton Area School District Series 2006, 7.75% 4/1/25 (FSA Insured)	500,000	642,080
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	1,000,000	1,088,480
Philadelphia Gas Works Rev. (1975 Gen. Ordinance Proj.) 17th Series, 5% 7/1/08 (FSA Insured)	1,000,000	1,016,240
Philadelphia School District Series B, 5% 4/1/11 (AMBAC Insured)	1,000,000	1,044,900
Philadelphia Wtr. & Wastewtr. Rev. Series A, 5.25% 8/1/09 (AMBAC Insured)	450,000	462,272
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/20 (FGIC Insured)	2,500,000	1,382,025
		9,117,819
Puerto Rico - 0.8%
Puerto Rico Convention Ctr. District Auth. Hotel Occupancy Tax Rev. Series 2006 A, 5% 7/1/11	1,400,000	1,452,542
Puerto Rico Govt. Dev. Bank Series B, 5% 12/1/12	1,500,000	1,571,580
Puerto Rico Muni. Fin. Agcy. 5% 8/1/11	1,000,000	1,039,460
		4,063,582
Rhode Island - 0.5%
Rhode Island Health & Edl. Bldg. Corp. Rev.:
(Lifespan Corp. Proj.) Series A, 5% 5/15/15 (FSA Insured)	1,000,000	1,066,190
Series A, 5.25% 9/15/19 (AMBAC Insured)	1,410,000	1,508,376
		2,574,566
South Carolina - 2.1%
Anderson County Joint Muni. Wtr. Sys. Wtrwks. Sys. Rev. 5.5% 7/15/17 (FSA Insured)	1,790,000	1,942,938
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
South Carolina - continued
Greenville County School District Installment Purp. Rev. 5% 12/1/13	$ 3,450,000	$ 3,658,242
Greenwood Fifty School Facilities Installment 5% 12/1/21 (c)	1,000,000	1,058,230
Scago Edl. Facilities Corp. for Colleton School District (School Proj.):
5% 12/1/16	1,000,000	1,072,110
5% 12/1/18	1,880,000	1,989,059
Spartanburg County Health Svcs. District, Inc. Hosp. Rev. 5.5% 4/15/18 (FSA Insured)	1,115,000	1,197,543
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	455,000	488,261
		11,406,383
Tennessee - 1.6%
Clarksville Natural Gas Acquisition Corp. Gas Rev.:
5% 12/15/13	1,000,000	1,056,980
5% 12/15/15	2,525,000	2,688,443
Elizabethton Health & Edl. Facilities Board Rev. Series 2000 B:
6% 7/1/12 (MBIA Insured)	2,125,000	2,336,161
6.25% 7/1/13 (MBIA Insured)	2,255,000	2,535,048
		8,616,632
Texas - 15.0%
Abilene Independent School District 5% 2/15/13	2,145,000	2,274,172
Austin Convention Enterprises, Inc. (Convention Ctr. Proj.) Series B, 5.75% 1/1/34	1,000,000	1,063,610
Austin Elec. Util. Sys. Rev. 7.25% 11/15/10 (FSA Insured)	1,000,000	1,116,540
Austin Independent School District 5.25% 8/1/14	1,000,000	1,085,590
Bexar Metropolitan Wtr. District Wtrwks. Sys. Rev.:
5.375% 5/1/19 (FSA Insured)	215,000	228,833
5.375% 5/1/19 (Pre-Refunded to 5/1/12 @ 100) (g)	1,425,000	1,530,621
Boerne Independent School District 5.25% 2/1/35	1,200,000	1,269,360
Comal Independent School District:
(School Bldg. Proj.) 5% 2/1/33	1,000,000	1,039,420
0% 2/1/16	2,235,000	1,519,375
Corpus Christi Util. Sys. Rev. 5.25% 7/15/20 (FSA Insured)	1,100,000	1,203,631
Crowley Independent School District 5.25% 8/1/33	500,000	539,115
Cypress-Fairbanks Independent School District 5.25% 2/15/27 (Pre-Refunded to 2/15/14 @ 100) (g)	1,000,000	1,067,700
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Denton County Lewisville Independent School District 5.25% 8/15/27	$ 1,000,000	$ 1,039,730
Denton Independent School District 5% 8/15/33	1,100,000	1,135,332
Denton Util. Sys. Rev. Series A, 5% 12/1/19 (FSA Insured)	1,000,000	1,048,250
East Central Independent School District 5.625% 8/15/17	1,035,000	1,127,291
Garland Independent School District 5.5% 2/15/19	515,000	538,463
Granbury Independent School District 0% 8/1/19	1,000,000	577,850
Grand Prairie Independent School District 3.05%, tender 7/31/07 (Liquidity Facility Dexia Cr. Local de France) (e)	4,000,000	3,985,400
Harris County Gen. Oblig.:
Series A, 5.25% 8/15/35 (FSA Insured)	1,200,000	1,257,336
0% 10/1/13 (MBIA Insured)	2,000,000	1,528,580
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12 (Pre-Refunded to 8/15/11 @ 100) (g)	1,375,000	1,469,023
5.75% 2/15/20 (Pre-Refunded to 8/15/12 @ 100) (g)	1,235,000	1,350,818
Hidalgo County Gen. Oblig. 5.75% 8/15/17 (Pre-Refunded to 8/15/11 @ 100) (g)	1,535,000	1,655,774
Houston Arpt. Sys. Rev. Series B:
5.5% 7/1/19 (FSA Insured)	1,500,000	1,582,155
5.5% 7/1/30 (FSA Insured)	600,000	631,296
La Joya Independent School District 5.75% 2/15/19 (Pre-Refunded to 2/15/10 @ 100) (g)	600,000	633,510
Lewisville Independent School District 0% 8/15/18	1,025,000	623,426
Liberty Hill Independent School District (School Bldg. Proj.) 5.25% 8/1/35	1,000,000	1,074,060
Lubbock Gen. Oblig. (Wtrwks. Sys. Surplus Proj.) 5% 2/15/16 (FSA Insured)	1,260,000	1,347,557
Lubbock Health Facilities Dev. Corp. Rev. (Carillon, Inc. Proj.) Series A, 6.5% 7/1/29 (Pre-Refunded to 7/1/09 @ 102) (g)	1,000,000	1,081,180
Magnolia Independent School District 5.25% 8/15/29 (FGIC Insured)	1,300,000	1,401,803
Mansfield Independent School District 5.5% 2/15/17	1,650,000	1,768,173
McAllen Independent School District:
5% 2/15/15	2,000,000	2,144,660
5% 2/15/16	2,610,000	2,791,369
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
McLennan County Jr. College District 5% 8/15/15 (FSA Insured)	$ 1,120,000	$ 1,196,675
Mercedes Independent School District Series 2000, 5.625% 8/15/15 (Pre-Refunded to 8/15/10 @ 100) (g)	275,000	291,607
Mesquite Independent School District 3.65%, tender 12/1/08 (Liquidity Facility JPMorgan Chase Bank) (e)(g)	500,000	500,000
New Braunfels Independent School District 6% 2/1/09	725,000	755,979
North Forest Independent School District Series A, 5% 8/15/18	2,125,000	2,279,764
North Texas Muni. Wtr. District Wtr. Sys. Rev. 5% 9/1/35 (MBIA Insured) (c)	1,000,000	1,051,220
North Texas Tollway Auth. Dallas North Tollway Sys. Rev. Series A, 5% 1/1/28 (AMBAC Insured)	1,000,000	1,039,830
Northwest Texas Independent School District 5% 2/15/15	1,145,000	1,227,818
Odessa Wtr. & Swr. Rev. 5.5% 4/1/11 (FSA Insured)	750,000	797,955
Pflugerville Gen. Oblig. 5% 8/1/33 (FGIC Insured)	2,010,000	2,084,310
Red River Ed. Fin. Corp. Ed. Rev. (Hockaday School Proj.) 5.75% 5/15/19 (Pre-Refunded to 5/15/10 @ 100) (g)	200,000	212,026
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series A, 5.5%, tender 11/1/11 (e)	3,120,000	3,280,524
San Antonio Elec. & Gas Sys. Rev. 5.375% 2/1/20 (Pre-Refunded to 2/1/12 @ 100) (g)	3,000,000	3,205,860
San Marcos Consolidated Independent School District 5% 8/1/13	1,090,000	1,159,433
Socorro Independent School District 5.375% 8/15/18	60,000	63,717
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20 (Pre-Refunded to 11/15/08 @ 101) (g)	500,000	518,935
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/15 (MBIA Insured)	2,340,000	1,637,228
0% 9/1/16 (Escrowed to Maturity) (g)	15,000	10,095
0% 9/1/16 (MBIA Insured)	2,615,000	1,741,878
Texas Pub. Fin. Auth. Rev. (Texas Parks & Wildlife Dept. Projs.) 5.5% 2/1/12 (Pre-Refunded to 2/1/10 @ 100) (g)	150,000	157,227
Texas State Univ. Sys. Fing. Rev. 5% 3/15/12 (FSA Insured)	2,000,000	2,106,660
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
5.5% 8/15/39 (AMBAC Insured)	1,875,000	2,001,731
5.75% 8/15/38 (AMBAC Insured)	1,225,000	1,326,577
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Texas Wtr. Dev. Board Rev. Series B, 5.375% 7/15/16	$ 1,000,000	$ 1,043,180
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg'l. Health Care Ctr. Proj.) 6% 7/1/27	1,000,000	1,071,220
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.) Series A, 5.5% 8/15/09	100,000	104,035
Waller Consolidated Independent School District 6% 2/15/12 (Pre-Refunded to 2/15/11 @ 100) (g)	175,000	189,319
Weatherford Independent School District 0% 2/15/23 (Pre-Refunded to 2/15/10 @ 42.135) (g)	1,500,000	560,955
White Settlement Independent School District 5.75% 8/15/34	1,150,000	1,245,358
Williamson County Gen. Oblig. 5.5% 2/15/18 (FSA Insured)	5,000	5,294
Willis Independent School District 5% 2/15/13	1,040,000	1,102,629
		79,700,042
Utah - 0.9%
Salt Lake City School District Series B, 5% 3/1/13	1,135,000	1,208,843
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	3,100,000	3,315,977
		4,524,820
Vermont - 0.5%
Univ. of Vermont and State Agricultural College 5.5% 10/1/19 (AMBAC Insured)	1,200,000	1,305,420
Vermont Edl. & Health Bldg. Fing. Agcy. Rev.:
(Fletcher Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	300,000	323,838
Series A, 5.75% 12/1/18 (AMBAC Insured)	200,000	213,412
(Middlebury College Proj. Series 2006 A, 5% 10/31/46	1,000,000	1,046,240
		2,888,910
Washington - 2.9%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (MBIA Insured)	1,200,000	454,080
Clark County Pub. Util. District #1 Elec. Rev. Series A, 5.5% 1/1/17 (FSA Insured)	1,570,000	1,692,900
Energy Northwest Elec. Rev. (#1 Proj.):
Series 2006 A, 5% 7/1/15	1,000,000	1,070,020
Series B, 6% 7/1/17 (MBIA Insured)	2,000,000	2,199,780
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Washington - continued
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Series A, 5% 1/1/18 (FGIC Insured)	$ 1,095,000	$ 1,154,119
Washington Gen. Oblig.:
Series 2001 C, 5.25% 1/1/16	1,000,000	1,055,100
Series C, 5.25% 1/1/26 (FSA Insured)	500,000	526,995
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	1,750,000	1,861,160
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 5% 7/1/12 (FSA Insured)	3,000,000	3,105,630
5.4% 7/1/12 (FSA Insured)	1,000,000	1,072,940
Yakima County Gen. Oblig. 5.25% 12/1/15 (AMBAC Insured)	1,000,000	1,066,430
		15,259,154
Wisconsin - 1.1%
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	605,000	645,952
Evansville Cmnty. School District 5% 4/1/16 (FSA Insured)	1,000,000	1,075,980
Wisconsin Gen. Oblig. Series 1, 5% 5/1/10 (MBIA Insured)	500,000	518,250
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	1,000,000	1,069,130
(Wheaton Franciscan Svcs., Inc. Proj.):
5.75% 8/15/30 (Pre-Refunded to 2/15/12 @ 101) (g)	1,000,000	1,095,780
6.25% 8/15/22 (Pre-Refunded to 2/15/12 @ 101) (g)	500,000	559,230
Series A, 5.375% 2/15/34	1,000,000	1,049,930
		6,014,252
Wyoming - 0.4%
Gillette Spl. Purp. Wtr. & Swr. Utils. Sys. Rev. 7.7% 12/1/10 (Escrowed to Maturity) (g)	1,750,000	1,954,908
TOTAL MUNICIPAL BONDS (Cost $507,173,228)		513,170,028
Money Market Funds - 5.3%
	Shares	Value (Note 1)
Fidelity Tax-Free Cash Central Fund, 3.64% (a)(f) (Cost $27,958,000)	27,958,000	$ 27,958,000
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $535,131,228)		541,128,028
NET OTHER ASSETS - (2.0)%		(10,420,911)
NET ASSETS - 100%		$ 530,707,117
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Treasury Contracts
40 U.S. Treasury 20-Year Bond Contracts	March 2007	$ 4,405,000	$ (48,910)

The face value of futures purchased as a percentage of net assets - 0.8%
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $104,387.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.
(g) Security collateralized by an amount sufficient to pay interest and principal.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$ 77,563
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	40.9%
Escrowed/Pre-Refunded	13.0%
Special Tax	10.2%
Electric Utilities	9.4%
Health Care	8.5%
Water & Sewer	5.4%
Fidelity Tax-Free Cash Central Fund	5.3%
Others* (individually less than 5%)	7.3%
100.0%
* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		January 31, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $507,173,228)	$ 513,170,028
Fidelity Central Funds (cost $27,958,000)	27,958,000
Total Investments (cost $535,131,228)		$ 541,128,028
Cash		926,784
Receivable for fund shares sold		414,772
Interest receivable		5,929,769
Receivable for daily variation on futures contracts		25,000
Prepaid expenses		1,871
Receivable from investment adviser for expense reductions		111,291
Other receivables		75,124
Total assets		548,612,639

Liabilities
Payable for investments purchased Regular delivery	$ 1,038,419
Delayed delivery	15,482,236
Payable for fund shares redeemed	637,508
Distributions payable	444,651
Accrued management fee	159,448
Other affiliated payables	73,679
Other payables and accrued expenses	69,581
Total liabilities		17,905,522

Net Assets		$ 530,707,117
Net Assets consist of:
Paid in capital		$ 524,523,331
Distributions in excess of net investment income		(13,123)
Accumulated undistributed net realized gain (loss) on investments		249,019
Net unrealized appreciation (depreciation) on investments		5,947,890
Net Assets, for 49,506,796 shares outstanding		$ 530,707,117
Net Asset Value, offering price and redemption price per share ($530,707,117 ÷ 49,506,796 shares)		$ 10.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

		Year ended January 31, 2007

Investment Income
Interest		$ 17,818,648
Income from Fidelity Central Funds		77,563
Total income		17,896,211

Expenses
Management fee	$ 1,592,667
Transfer agent fees	284,741
Accounting fees and expenses	107,942
Custodian fees and expenses	7,702
Independent trustees' compensation	1,502
Registration fees	87,970
Audit	45,575
Legal	5,659
Miscellaneous	6,795
Total expenses before reductions	2,140,553
Expense reductions	(1,423,902)	716,651
Net investment income		17,179,560
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	752,002
Futures contracts	47,106
Total net realized gain (loss)		799,108
Change in net unrealized appreciation (depreciation) on: Investment securities	(494,153)
Futures contracts	(48,910)
Total change in net unrealized appreciation (depreciation)		(543,063)
Net gain (loss)		256,045
Net increase (decrease) in net assets resulting from operations		$ 17,435,605

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2007	Year ended January 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 17,179,560	$ 12,716,799
Net realized gain (loss)	799,108	1,776,212
Change in net unrealized appreciation (depreciation)	(543,063)	(5,611,724)
Net increase (decrease) in net assets resulting from operations	17,435,605	8,881,287
Distributions to shareholders from net investment income	(17,173,489)	(12,705,673)
Distributions to shareholders from net realized gain	(1,168,332)	(1,184,465)
Total distributions	(18,341,821)	(13,890,138)
Share transactions Proceeds from sales of shares	246,991,600	209,278,182
Reinvestment of distributions	13,715,957	10,662,310
Cost of shares redeemed	(109,020,511)	(99,375,303)
Net increase (decrease) in net assets resulting from share transactions	151,687,046	120,565,189
Redemption fees	7,971	5,146
Total increase (decrease) in net assets	150,788,801	115,561,484

Net Assets
Beginning of period	379,918,316	264,356,832
End of period (including distributions in excess of net investment income of $13,123 and undistributed net investment income of $18,436, respectively)	$ 530,707,117	$ 379,918,316
Other Information Shares
Sold	23,035,431	19,370,303
Issued in reinvestment of distributions	1,280,890	989,341
Redeemed	(10,215,568)	(9,231,007)
Net increase (decrease)	14,100,753	11,128,637

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 10.89	$ 10.81	$ 10.60	$ 10.24
Income from Investment Operations
Net investment income B	.425	.423	.435	.444	.432
Net realized and unrealized gain (loss)	.021	(.122)	.111	.329	.384
Total from investment operations	.446	.301	.546	.773	.816
Distributions from net investment income	(.426)	(.424)	(.436)	(.444)	(.434)
Distributions from net realized gain	(.030)	(.037)	(.030)	(.120)	(.023)
Total distributions	(.456)	(.461)	(.466)	(.564)	(.457)
Redemption fees added to paid in capital B	- F	- F	- F	.001	.001
Net asset value, end of period	$ 10.72	$ 10.73	$ 10.89	$ 10.81	$ 10.60
Total Return A	4.25%	2.83%	5.21%	7.47%	8.13%
Ratios to Average Net Assets C, E
Expenses before reductions	.50%	.50%	.51%	.54%	.52%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.18%
Expenses net of all reductions	.17%	.17%	.22%	.23%	.14%
Net investment income	3.98%	3.93%	4.06%	4.14%	4.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 530,707	$ 379,918	$ 264,357	$ 224,439	$ 253,431
Portfolio turnover rate D	13%	15%	20%	17%	28%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2007

1. Significant Accounting Policies.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,803,851
Unrealized depreciation	(1,836,266)
Net unrealized appreciation (depreciation)	5,967,585
Undistributed ordinary income	45,326
Undistributed long-term capital gain	142,436

Cost for federal income tax purposes	$ 535,160,443

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2007	January 31, 2006
Tax-exempt Income	$ 17,173,489	$ 12,705,673
Long-term Capital Gains	1,168,332	1,184,465
Total	$ 18,341,821	$ 13,890,138

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $202,196,539 and $55,501,211, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and a group fee rate that averaged .12% during the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .37% of the Fund's average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the Fund. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the Fund's transfer and shareholder servicing agent and accounting functions. The Fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month. For the period, the transfer agent fees were equivalent to an annual rate of ..07% of average net assets.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,019 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

FMR voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period, this reimbursement reduced the Fund's expenses by $1,062,050.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody, transfer agent and accounting expenses by $7,702, $273,895 and $80,255, respectively.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Tax-Free Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the Fund), a fund of Fidelity Devonshire Trust, including the schedule of investments as of January 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Tax-Free Bond Fund as of January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-
present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-
2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Tax-Free Bond. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Tax-Free Bond. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Tax-Free Bond. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Tax-Free Bond. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Christine Thompson (48)

Year of Election or Appointment: 2001

Vice President of Tax-Free Bond. Ms. Thompson also serves as Vice President of other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson has worked as an analyst and manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of Tax-Free Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Tax-Free Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Tax-Free Bond. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Tax-Free Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Tax-Free Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Tax-Free Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-
2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Tax-Free Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2001 Assistant Treasurer of Tax-Free Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Tax-Free Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Tax-Free Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Tax-Free Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Tax-Free Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Tax-Free Bond Fund voted to pay on March 05, 2007, to shareholders of record at the opening of business on March 02, 2007, a distribution of $0.004 per share derived from capital gains realized from sales of portfolio securities.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2007 $679,609, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2007, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	18,269,227,209.76	96.169
Withheld	727,692,262.57	3.831
TOTAL	18,996,919,472.33	100.000
Albert R. Gamper, Jr.
Affirmative	18,262,920,311.07	96.136
Withheld	733,999,161.26	3.864
TOTAL	18,996,919,472.33	100.000
Robert M. Gates
Affirmative	18,229,868,134.95	95.962
Withheld	767,051,337.38	4.038
TOTAL	18,996,919,472.33	100.000
George H. Heilmeier
Affirmative	18,204,838,640.54	95.830
Withheld	792,080,831.79	4.170
TOTAL	18,996,919,472.33	100.000
Edward C. Johnson 3d
Affirmative	18,123,464,765.65	95.402
Withheld	873,454,706.68	4.598
TOTAL	18,996,919,472.33	100.000
Stephen P. Jonas
Affirmative	18,220,762,012.60	95.914
Withheld	776,157,459.73	4.086
TOTAL	18,996,919,472.33	100.000
James H. KeyesB
Affirmative	18,250,750,050.08	96.072
Withheld	746,169,422.25	3.928
TOTAL	18,996,919,472.33	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	18,243,039,621.32	96.032
Withheld	753,879,851.01	3.968
TOTAL	18,996,919,472.33	100.000
Ned C. Lautenbach
Affirmative	18,254,098,589.52	96.090
Withheld	742,820,882.81	3.910
TOTAL	18,996,919,472.33	100.000
William O. McCoy
Affirmative	18,213,650,529.82	95.877
Withheld	783,268,942.51	4.123
TOTAL	18,996,919,472.33	100.000
Robert L. Reynolds
Affirmative	18,223,974,506.07	95.931
Withheld	772,944,966.26	4.069
TOTAL	18,996,919,472.33	100.000
Cornelia M. Small
Affirmative	18,252,330,971.39	96.080
Withheld	744,588,500.94	3.920
TOTAL	18,996,919,472.33	100.000
William S. Stavropoulos
Affirmative	18,211,294,832.59	95.864
Withheld	785,624,639.74	4.136
TOTAL	18,996,919,472.33	100.000
Kenneth L. Wolfe
Affirmative	18,238,310,322.54	96.007
Withheld	758,609,149.79	3.993
TOTAL	18,996,919,472.33	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Research & Analysis
Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SFB-UANN-0307
1.789257.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Utilities

Fund

Annual Report

January 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We have seen consistently strong performance from stocks and bonds of late, and some relief in energy prices, but the housing market slowdown bears watching for how it might affect the consumer. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Utilities Fund	26.77%	10.79%	8.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Utilities Fund on January 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Utilities Fund

The Dow Jones Industrial AverageSM gained nearly 1,800 points during the 12-month period ending January 31, 2007. The often-quoted stock market benchmark closed at a record high on October 3, 2006, and then closed at new highs 26 more times in a four-month span. Other equity indexes also eclipsed or neared their all-time bests, including the small-cap-oriented Russell 2000® Index, which closed above 800 for the first time in its history on the final day of the period. Most of the market's gains were accrued in the second half of the period after oil prices dropped sharply from the roughly $77 per barrel mark in July and when the Federal Reserve Board left the fed funds target rate unchanged at its final five meetings of the period. For the 12 months overall, the Dow advanced 18.93%, the Russell 2000 gained 10.44%, the Standard & Poor's 500SM Index returned 14.51% and the NASDAQ Composite® Index rose 7.61%.

For the 12 months that ended January 31, 2007, Fidelity Utilities Fund returned 26.77%, underperforming the 28.31% return for the Russell 3000® Utilities Index. Security selection in and an overweighting of independent power producers and energy traders eroded the fund's relative return, as did poor performing holdings in environmental/facility services, electrical components/equipment and industrial machinery. Holding a modest cash position on average also detracted. An underweighting in lagging multi-utilities and good security selection in electric utilities and wireless telecommunication services bolstered the fund's relative performance. New Jersey-based multi-utility Public Service Enterprise Group and untimely ownership of index component Qwest Communications were among the detractors. Out-of-benchmark positions in Waste Management, solar power product manufacturer Suntech Power Holdings and contaminated-water treatment services firm Basin Water also hurt relative performance, and all have since been sold. Top contributions came from not owning electric utility Southern Company and timely ownership of telecom services provider Sprint Nextel, which declined during the period. Overweighting telecom services firm Verizon helped performance, as did overweighting Florida-based electric utility FPL Group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2006 to January 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value August 1, 2006	Ending Account Value January 31, 2007	Expenses Paid During Period* August 1, 2006 to January 31, 2007
Actual	$ 1,000.00	$ 1,159.90	$ 4.57
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.97	$ 4.28

* Expenses are equal to the Fund's annualized expense ratio of .84%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	20.3	11.9
Verizon Communications, Inc.	10.8	9.1
Comcast Corp. Class A	8.4	7.4
AES Corp.	4.4	6.0
Public Service Enterprise Group, Inc.	3.9	1.6
Sprint Nextel Corp.	3.8	3.6
FPL Group, Inc.	3.4	3.0
Constellation Energy Group, Inc.	2.9	0.0
TXU Corp.	2.8	4.9
Entergy Corp.	2.7	2.5
	63.4
Top Five Industries as of January 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Diversified Telecommunication Services	34.2	29.9
Electric Utilities	20.9	17.3
Independent Power Producers & Energy Traders	12.4	12.5
Multi-Utilities	9.4	8.9
Media	8.9	7.8

Asset Allocation (% of fund's net assets)
As of January 31, 2007*		As of July 31, 2006**
	Stocks 97.0%		Stocks 89.0%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 11.0%
* Foreign investments	1.2%	** Foreign investments	0.0%

Annual Report

Investments January 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.9%
Media - 8.9%
Cablevision Systems Corp. - NY Group Class A	294,500	$ 8,920
Comcast Corp. Class A (a)(d)	3,088,000	136,860
		145,780
ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Cameco Corp.	257,100	9,794
Spectra Energy Corp.	119,535	3,122
		12,916
MATERIALS - 0.3%
Chemicals - 0.3%
Zoltek Companies, Inc. (a)(d)	167,000	4,462
TELECOMMUNICATION SERVICES - 43.1%
Diversified Telecommunication Services - 34.2%
AT&T, Inc. (d)	8,809,058	331,488
Level 3 Communications, Inc. (a)	1,746,200	10,844
NeuStar, Inc. Class A (a)	74,600	2,304
Qwest Communications International, Inc. (a)	3,790,600	30,893
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	317,000	7,380
Verizon Communications, Inc.	4,569,405	176,013
Windstream Corp.	40,020	595
		559,517
Wireless Telecommunication Services - 8.9%
ALLTEL Corp.	645,300	39,550
Dobson Communications Corp. Class A (a)	477,943	4,631
Leap Wireless International, Inc. (a)	133,180	8,749
NII Holdings, Inc. (a)(d)	312,100	23,033
Sprint Nextel Corp. (d)	3,493,101	62,282
Telephone & Data Systems, Inc.	116,100	6,496
		144,741
TOTAL TELECOMMUNICATION SERVICES		704,258
UTILITIES - 43.9%
Electric Utilities - 20.9%
Allegheny Energy, Inc. (a)	236,800	11,016
American Electric Power Co., Inc.	576,700	25,104
DPL, Inc.	165,500	4,747
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Duke Energy Corp.	1,906,071	$ 37,531
Edison International	413,100	18,581
Entergy Corp.	478,500	44,429
Exelon Corp.	418,935	25,132
FirstEnergy Corp.	482,900	28,650
FPL Group, Inc.	984,500	55,772
Northeast Utilities	226,200	6,254
Pepco Holdings, Inc.	274,800	7,029
PPL Corp.	736,527	26,220
Progress Energy, Inc.	726,000	34,514
Reliant Energy, Inc. (a)	609,300	9,066
Sierra Pacific Resources (a)	431,700	7,348
		341,393
Gas Utilities - 1.2%
Energen Corp.	81,600	3,776
ONEOK, Inc.	139,200	5,973
Questar Corp.	101,100	8,209
Southern Union Co.	99,800	2,775
		20,733
Independent Power Producers & Energy Traders - 12.4%
AES Corp. (a)	3,414,784	70,993
Clipper Windpower PLC (a)	140,700	1,608
Constellation Energy Group, Inc.	659,700	47,861
International Power PLC	1,134,200	8,028
Mirant Corp. (a)	384,073	13,128
NRG Energy, Inc.	238,700	14,305
TXU Corp.	858,500	46,428
		202,351
Multi-Utilities - 9.4%
Alliant Energy Corp.	153,900	5,594
CenterPoint Energy, Inc. (d)	459,300	7,928
CMS Energy Corp. (a)	1,378,700	23,011
DTE Energy Co.	98,400	4,563
MDU Resources Group, Inc.	284,700	7,359
Public Service Enterprise Group, Inc.	958,814	64,269
Puget Energy, Inc.	172,300	4,232
Sempra Energy	370,600	21,265
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities - continued
Wisconsin Energy Corp.	264,600	$ 12,320
WPS Resources Corp.	73,100	3,878
		154,419
Water Utilities - 0.0%
Aqua America, Inc.	511	11
TOTAL UTILITIES		718,907
TOTAL COMMON STOCKS (Cost $1,398,935)		1,586,323
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 5.35% (b)	43,495,150	43,495
Fidelity Securities Lending Cash Central Fund, 5.34% (b)(c)	41,866,709	41,867
TOTAL MONEY MARKET FUNDS (Cost $85,362)		85,362
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,484,297)		1,671,685
NET OTHER ASSETS - (2.2)%		(36,677)
NET ASSETS - 100%		$ 1,635,008
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,551
Fidelity Securities Lending Cash Central Fund	296
Total	$ 2,847
Income Tax Information

At January 31, 2007, the fund had a capital loss carryforward of approximately $364,070,000 of which $97,168,000, $255,837,000 and $11,065,000 will expire on January 31, 2010, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		January 31, 2007

Assets
Investment in securities, at value (including securities loaned of $41,420) - See accompanying schedule: Unaffiliated issuers (cost $1,398,935)	$ 1,586,323
Fidelity Central Funds (cost $85,362)	85,362
Total Investments (cost $1,484,297)		$ 1,671,685
Receivable for fund shares sold		3,877
Dividends receivable		5,787
Interest receivable		42
Prepaid expenses		5
Other receivables		95
Total assets		1,681,491

Liabilities
Payable for investments purchased	$ 1,620
Payable for fund shares redeemed	1,789
Accrued management fee	744
Other affiliated payables	344
Other payables and accrued expenses	119
Collateral on securities loaned, at value	41,867
Total liabilities		46,483

Net Assets		$ 1,635,008
Net Assets consist of:
Paid in capital		$ 1,833,402
Undistributed net investment income		4,355
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(390,137)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		187,388
Net Assets, for 84,745 shares outstanding		$ 1,635,008
Net Asset Value, offering price and redemption price per share ($1,635,008 ÷ 84,745 shares)		$ 19.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended January 31, 2007

Investment Income
Dividends		$ 32,100
Interest		14
Income from Fidelity Central Funds		2,847
Total income		34,961

Expenses
Management fee Basic fee	$ 5,889
Performance adjustment	1,439
Transfer agent fees	2,663
Accounting and security lending fees	404
Custodian fees and expenses	32
Independent trustees' compensation	5
Appreciation in deferred trustee compensation account	2
Registration fees	129
Audit	65
Legal	28
Interest	16
Miscellaneous	65
Total expenses before reductions	10,737
Expense reductions	(89)	10,648
Net investment income (loss)		24,313
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	109,969
Foreign currency transactions	79
Total net realized gain (loss)		110,048
Change in net unrealized appreciation (depreciation) on: Investment securities		183,257
Net gain (loss)		293,305
Net increase (decrease) in net assets resulting from operations		$ 317,618

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2007	Year ended January 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,313	$ 15,629
Net realized gain (loss)	110,048	147,013
Change in net unrealized appreciation (depreciation)	183,257	6,332
Net increase (decrease) in net assets resulting from operations	317,618	168,974
Distributions to shareholders from net investment income	(19,332)	(18,475)
Share transactions Proceeds from sales of shares	930,039	230,194
Reinvestment of distributions	17,712	16,748
Cost of shares redeemed	(639,834)	(305,906)
Net increase (decrease) in net assets resulting from share transactions	307,917	(58,964)
Total increase (decrease) in net assets	606,203	91,535

Net Assets
Beginning of period	1,028,805	937,270
End of period (including undistributed net investment income of $4,355 and distributions in excess of net investment income of $38, respectively)	$ 1,635,008	$ 1,028,805
Other Information Shares
Sold	53,456	16,120
Issued in reinvestment of distributions	1,027	1,159
Redeemed	(36,363)	(21,233)
Net increase (decrease)	18,120	(3,954)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.44	$ 13.28	$ 11.73	$ 9.44	$ 12.73
Income from Investment Operations
Net investment income (loss) B	.33	.22	.30 E	.21	.19
Net realized and unrealized gain (loss)	3.77	2.20	1.54	2.30	(3.28)
Total from investment operations	4.10	2.42	1.84	2.51	(3.09)
Distributions from net investment income	(.25)	(.26)	(.29)	(.22)	(.20)
Net asset value, end of period	$ 19.29	$ 15.44	$ 13.28	$ 11.73	$ 9.44
Total Return A	26.77%	18.37%	15.85%	26.91%	(24.34)%
Ratios to Average Net Assets C, F
Expenses before reductions	.85%	.87%	.89%	.75%	.99%
Expenses net of fee waivers, if any	.85%	.87%	.89%	.75%	.99%
Expenses net of all reductions	.84%	.84%	.85%	.73%	.95%
Net investment income (loss)	1.92%	1.54%	2.49% E	2.01%	1.90%
Supplemental Data
Net assets, end of period (in millions)	$ 1,635	$ 1,029	$ 937	$ 864	$ 788
Portfolio turnover rate D	104%	66%	57%	21%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.48%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2007

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Utilities Fund (the Fund) is a non-diversified fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 219,349
Unrealized depreciation	(58,107)
Net unrealized appreciation (depreciation)	161,242
Undistributed ordinary income	4,470
Capital loss carryforward	(364,070)

Cost for federal income tax purposes	$ 1,510,443

The tax character of distributions paid was as follows:

	January 31, 2007	January 31, 2006
Ordinary Income	$ 19,332	$ 18,475

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,559,322 and $1,271,966, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .27% during the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .58% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request . In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,228	5.39%	$ 16

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $296.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $3 and $35, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Utilities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Utilities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Utilities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Utilities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Utilities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Utilities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Utilities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Utilities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Utilities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of Utilities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Utilities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Utilities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Utilities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Utilities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of .09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in April, July, October and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	18,269,227,209.76	96.169
Withheld	727,692,262.57	3.831
TOTAL	18,996,919,472.33	100.000
Albert R. Gamper, Jr.
Affirmative	18,262,920,311.07	96.136
Withheld	733,999,161.26	3.864
TOTAL	18,996,919,472.33	100.000
Robert M. Gates
Affirmative	18,229,868,134.95	95.962
Withheld	767,051,337.38	4.038
TOTAL	18,996,919,472.33	100.000
George H. Heilmeier
Affirmative	18,204,838,640.54	95.830
Withheld	792,080,831.79	4.170
TOTAL	18,996,919,472.33	100.000
Edward C. Johnson 3d
Affirmative	18,123,464,765.65	95.402
Withheld	873,454,706.68	4.598
TOTAL	18,996,919,472.33	100.000
Stephen P. Jonas
Affirmative	18,220,762,012.60	95.914
Withheld	776,157,459.73	4.086
TOTAL	18,996,919,472.33	100.000
James H. KeyesB
Affirmative	18,250,750,050.08	96.072
Withheld	746,169,422.25	3.928
TOTAL	18,996,919,472.33	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	18,243,039,621.32	96.032
Withheld	753,879,851.01	3.968
TOTAL	18,996,919,472.33	100.000
Ned C. Lautenbach
Affirmative	18,254,098,589.52	96.090
Withheld	742,820,882.81	3.910
TOTAL	18,996,919,472.33	100.000
William O. McCoy
Affirmative	18,213,650,529.82	95.877
Withheld	783,268,942.51	4.123
TOTAL	18,996,919,472.33	100.000
Robert L. Reynolds
Affirmative	18,223,974,506.07	95.931
Withheld	772,944,966.26	4.069
TOTAL	18,996,919,472.33	100.000
Cornelia M. Small
Affirmative	18,252,330,971.39	96.080
Withheld	744,588,500.94	3.920
TOTAL	18,996,919,472.33	100.000
William S. Stavropoulos
Affirmative	18,211,294,832.59	95.864
Withheld	785,624,639.74	4.136
TOTAL	18,996,919,472.33	100.000
Kenneth L. Wolfe
Affirmative	18,238,310,322.54	96.007
Withheld	758,609,149.79	3.993
TOTAL	18,996,919,472.33	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Management & Research (U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

UIF-UANN-0307
1.789258.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, January 31, 2007, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Equity-Income Fund, Fidelity Large Cap Growth Fund, Fidelity Large Cap Value Fund , Fidelity Mid Cap Growth Fund, Fidelity Mid Cap Value Fund and Fidelity Utilities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Equity-Income Fund	$211,000	$228,000
Fidelity Large Cap Growth Fund	$48,000	$42,000
Fidelity Large Cap Value Fund	$50,000	$43,000
Fidelity Mid Cap Growth Fund	$49,000	$43,000
Fidelity Mid Cap Value Fund	$50,000	$45,000
Fidelity Utilities Fund	$56,000	$55,000
All funds in the Fidelity Group of Funds audited by PwC	$13,800,000	$12,300,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Tax-Free Bond Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Tax-Free Bond Fund	$34,000	$29,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,700,000	$5,700,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Equity-Income Fund	$0	$0
Fidelity Large Cap Growth Fund	$0	$0
Fidelity Large Cap Value Fund	$0	$0
Fidelity Mid Cap Growth Fund	$0	$0
Fidelity Mid Cap Value Fund	$0	$0
Fidelity Utilities Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Tax-Free Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Equity-Income Fund	$4,800	$4,600
Fidelity Large Cap Growth Fund	$2,900	$2,700
Fidelity Large Cap Value Fund	$2,900	$2,700
Fidelity Mid Cap Growth Fund	$2,900	$2,700
Fidelity Mid Cap Value Fund	$2,900	$2,700
Fidelity Utilities Fund	$3,800	$3,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Tax-Free Bond Fund	$4,200	$4,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Equity-Income Fund	$19,400	$24,300
Fidelity Large Cap Growth Fund	$1,200	$1,400
Fidelity Large Cap Value Fund	$1,700	$1,600
Fidelity Mid Cap Growth Fund	$1,400	$1,500
Fidelity Mid Cap Value Fund	$1,400	$1,500
Fidelity Utilities Fund	$1,900	$2,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Tax-Free Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2007 and January 31, 2006 the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$125,000	$190,000
Deloitte Entities	$180,000	$160,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2007 and January 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2007 and January 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2007 and January 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years January 31, 2007 and January 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2007 and January 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2007 and January 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended January 31, 2007 and January 31, 2006 the aggregate fees billed by PwC of $1,300,000A and $1,250,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$170,000	$250,000
Non-Covered Services	$1,130,000	$1,000,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended January 31, 2007 and January 31, 2006, the aggregate fees billed by Deloitte Entities of $720,000A and $425,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$185,000	$175,000
Non-Covered Services	$535,000	$250,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	March 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	March 21, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	March 21, 2007